UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant   X

Filed by a Party other than the Registrant

Check the appropriate box:

   Preliminary Proxy Statement

   Confidential, for Use of the Commission Only (as permitted by Rule
14a-6(e)(2))

 X Definitive Proxy Statement

   Definitive Additional Materials

   Soliciting Material Pursuant to Sec.240.14a-12


                        N-VIRO INTERNATIONAL CORPORATION

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                (Name of Registrant as Specified In Its Charter)




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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):

 X  No fee required.

   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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  Fee paid previously with preliminary materials.

Check  box  if  any  part  of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

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(4) Date Filed:

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











June 24, 2010
To all Our Stockholders:

     The Board of Directors cordially invites you to attend our Annual Meeting of Stockholders. The meeting will be held at Brandywine Country Club, 6904 Salisbury Road, Maumee, Ohio, 43537, on July 22, 2010. The meeting will begin at 10:30 a.m. (local time), and registration will begin at 10:00 a.m. Refreshments will be served before the meeting.

     In addition to the matters described in the attached Proxy Statement, we will report on our business and progress during 2009 and the first quarter of 2010. Our performance for the year ended December 31, 2009 is discussed in the enclosed 2009 Annual Report to Stockholders.

     We hope you will be able to attend the meeting and look forward to seeing you there.
                         Sincerely,

                         /s/   Timothy  R.  Kasmoch
                         --------------------------
                         Timothy  R.  Kasmoch
                         President  and  Chief  Executive  Officer

                        N-VIRO INTERNATIONAL CORPORATION
                       3450 W. Central Avenue, Suite 328
                               Toledo, Ohio 43606

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 22, 2010

TO  OUR  STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that our Annual Meeting of Stockholders will be held at Brandywine Country Club, 6904 Salisbury Road, Maumee, Ohio, 43537, on July 22, 2010. The Annual Meeting will begin at 10:30 a.m. (local time), for the following purposes:

          1. To elect three Class II Directors for a term of two years, until their successors are elected and qualified or until their earlier resignation, removal from office or death.

          2.  To  approve  our  2010  Stock  Option  Plan.

          3. To approve an amendment to our Third Amended and Restated Certificate of Incorporation to increase the authorized shares of Common Stock.

          4. To ratify the appointment of UHY LLP to serve as our independent auditors for our year ended December 31, 2010.

          5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Your attention is directed to the Proxy Statement accompanying this Notice for a more complete description of the matters to be acted upon at the Annual Meeting. Our 2009 Annual Report is also enclosed. Stockholders of record as of the close of business on May 24, 2010 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

                              BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

                              /s/  James  K.  McHugh
                              ----------------------
                              James  K.  McHugh
                              Chief  Financial  Officer, Secretary and Treasurer

Toledo,  Ohio
June 24, 2010

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 YOUR VOTE IS IMPORTANT.  PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN
IT PROMPTLY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING TO ASSURE THE PRESENCE OF A QUORUM. THE PROXY MAY BE REVOKED BY YOU AT ANY TIME, AND GIVING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. YOU ALSO MAY VOTE YOUR SHARES VIA THE TELEPHONE BY ACCESSING THE TOLL-FREE NUMBER INDICATED ON YOUR PROXY CARD OR VIA THE INTERNET BY ACCESSING THE WORLDWIDE WEBSITE INDICATED ON YOUR PROXY CARD.
--------------------------------------------------------------------------------

                        N-VIRO INTERNATIONAL CORPORATION
                       3450 W. CENTRAL AVENUE, SUITE 328
                               TOLEDO, OHIO 43606

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 22, 2010


SOLICITATION OF PROXIES AND DATE, TIME AND PLACE OF ANNUAL MEETING

     THIS PROXY STATEMENT IS FIRST BEING SENT TO THE STOCKHOLDERS OF N-VIRO INTERNATIONAL CORPORATION (THE "COMPANY") ON OR ABOUT JUNE 24, 2010, IN CONNECTION WITH THE SOLICITATION OF PROXIES BY OUR BOARD OF DIRECTORS TO BE VOTED AT OUR ANNUAL MEETING OF STOCKHOLDERS (THE "ANNUAL MEETING"), WHICH IS SCHEDULED TO BE HELD ON THURSDAY, JULY 22, 2010 AT 10:30 A.M. (LOCAL TIME) AS SET FORTH IN THE ATTACHED NOTICE. A PROXY CARD IS ENCLOSED.

RECORD  DATE

     The record date for our Annual Meeting is the close of business on May 24, 2010. Only holders of record of our Common Stock on the record date are entitled to notice of the Annual Meeting and to vote at the Annual Meeting. On the record date, there were 5,228,666 shares of Common Stock outstanding.

WHAT  VOTE  IS  REQUIRED  TO  APPROVE  EACH  MATTER?

     Proposal One - Election of Directors - Directors will be elected by a majority of the votes cast, meaning that the number of votes cast "for" a director nominee must exceed the number of votes cast "against" that director nominee.

     Proposal Two - Approval of the N-Viro International Corporation 2010 Stock Option Plan - The affirmative vote of a majority of the shares of Common Stock present or represented by proxy at the meeting is needed to approve our 2010 Stock Option Plan.

     Proposal Three - Approval of the Increase to the Authorized Common Stock - The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting is needed to approve an amendment to our Third Amended and Restated Certificate of Incorporation to increase the number of shares of authorized Common Stock.

     Proposal Four - Ratification of the Selection of UHY LLP - The affirmative vote of a majority of the shares of Common Stock present or represented by proxy at the meeting is needed to ratify the selection of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

HOW  DO  I  VOTE?

     A share of our Common Stock cannot be voted at the Annual Meeting unless the holder thereof is present or represented by proxy. Whether or not you plan to attend the Annual Meeting in person, please sign, date and return the enclosed proxy card as promptly as possible in the postage paid envelope provided to ensure that there is a quorum and that your shares will be voted at the Annual Meeting. When proxies in the accompanying form are returned properly executed and dated, the shares represented thereby will be voted at the Annual Meeting. If a choice is specified in the proxy, the shares represented thereby will be voted in accordance with such specification. If no specification is made, the proxy will be voted FOR approval of all four proposals. You may also vote your shares via the telephone by accessing the toll-free number indicated on your proxy card or via the internet by accessing the worldwide website indicated on your proxy card.

     If you hold shares through a bank, broker or other nominee, such entity will give you separate instructions on voting your shares.

HOW  DO  I  REVOKE  MY  PROXY?

     Any stockholder giving a proxy has the right to revoke it any time before it is voted by filing with our Secretary a written revocation, or by filing a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. The revocation of a proxy will not be effective until notice thereof has been received by our Secretary at the address of the company set forth above.

WHAT  CONSTITUTES  A  QUORUM?

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the total number of shares of Common Stock outstanding on the record date will constitute a quorum for the transaction of business by such holders at the Annual Meeting. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining whether a quorum is present. Shares held by nominees for beneficial owners also will be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented, even though the nominee may not exercise discretionary voting power with respect to other matters and even though voting instructions have not been received from the beneficial owner (a "broker non-vote").

WHAT  ARE  MY  VOTING  RIGHTS?

     Holders of Common Stock have one vote for each share on any matter that may be presented for consideration and action by the stockholders at the Annual Meeting. Stockholders are not entitled to cumulative voting in the election of directors. All of the proposals except Proposal Three-- the increase of our authorized common stock -- will require the affirmative vote of the holders of a majority of the shares of the Common Stock present or represented by proxy at the Annual Meeting. Proposal Three requires the approval of a majority of our issued and outstanding shares entitled to vote at the Annual Meeting.

WHAT  EFFECT  WILL  ABSTENTIONS  AND  BROKER  NON-VOTES  HAVE  ON THE PROPOSALS?

     Shares not present at the meeting and shares voting "abstain" have no effect on the election of directors. For each of the other proposals, abstentions have the same effect as negative votes. Broker non-votes (shares held by brokers that do not have discretionary authority to vote on a matter and have not received voting instructions from their clients) would have the same effect as negative votes on Proposal Three (to amend the Third Amended and Restated Certificate of Incorporation) but will have no effect on the other proposals.

COST  OF  SOLICITATION

     We will bear the cost of solicitation of proxies. In addition to solicitation by mail, directors and officers may solicit proxies by telephone, facsimile or personal interview. We will reimburse directors and officers for their reasonable out-of-pocket expenses in connection with such solicitation. We will request brokers and nominees who hold shares in their names to furnish these proxy materials to the persons for whom they hold shares and will reimburse such brokers and nominees for their reasonable out-of-pocket expenses in connection therewith.

EXECUTIVE  OFFICE

     Our executive office is located at 3450 West Central Avenue, Suite 328, Toledo, Ohio 43606. Our telephone number is (419) 535-6374.

FORM  10-K  AVAILABLE

     A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2009, INCLUDING THE FINANCIAL STATEMENTS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO JAMES MCHUGH, OUR CORPORATE SECRETARY, AT THE ABOVE ADDRESS. The Annual Report is also available on our website at www.nviro.com under "Investor
                                                   -------------
Information".

                       PROPOSAL 1 - ELECTION OF DIRECTORS

     The Board of Directors, pursuant to our Third Amended and Restated Certificate of Incorporation and Second Amended and Restated By-Laws, has set the number of directors to serve for the next year at seven, three of whom are to be elected at the Annual Meeting to serve as Class II Directors. Our By-Laws provide for a classified Board consisting of two classes of equal or approximately equal number based on the total number of directors fixed and determined by a vote of a majority of our entire Board serving at the time of such vote. The number of directors is currently set at seven. The directors are elected for a two-year term or until the election of their respective successors or until their resignation, removal from office or death.

     The  Board  is  currently  composed  of  seven  directors  -  four  Class I
Directors: Carl Richard, Joseph H. Scheib, Mark D. Hagans and Joan B. Wills; and three Class II Directors: James H. Hartung, Timothy R. Kasmoch and Thomas L. Kovacik (whose terms will expire upon the election and qualification of directors at the annual meetings of stockholders to be held in 2011 and 2010, respectively).

     Each of our current Class II Directors - James H. Hartung, Timothy R. Kasmoch and Thomas L. Kovacik - is presently standing for re-election to the Board. If elected, the nominees each will serve for a term of two-years and until their respective successors are elected or until their earlier resignation, removal from office or death.

     Each of the nominees has consented to serve until his term expires if elected at the Annual Meeting as a Class II Director. If any nominee declines or is unable to accept such nomination to serve as a Class II Director, events which the Board does not now expect, the Board may designate a substitute nominee, in which event the proxies reserve the right to vote for such substitute nominee. The proxy solicited hereby will not be voted to elect more than three Class II Directors.

     Under our By-Laws, a nominee for a Class II Director must be elected by a majority of the votes cast, meaning that the number of votes cast "for" a director nominee must exceed the number of votes cast "against" that director nominee. Under Delaware law, if an incumbent nominee for director in an uncontested election does not receive the requisite votes for reelection, the director remains in office as a "holdover" director until a successor is elected and qualified.

     However, our Board has adopted a policy under which the Board will nominate for election or re-election as a director only candidates who agree to tender, promptly following their failure to receive the required vote for election or re-election at the next meeting at which they would face election or re-election, an irrevocable resignation that will be effective upon acceptance by the Board. In addition, the Board will fill director vacancies and new directorships only with candidates who agree to tender the same form of resignation, promptly following their appointment to the Board. Each of Messrs. Hartung, Kasmoch and Kovacik has submitted such a resignation to the Board.

     THE BOARD OF DIRECTORS RECOMMENDS THAT MESSRS. HARTUNG, KASMOCH AND KOVACIK BE ELECTED AT THE ANNUAL MEETING AS CLASS II DIRECTORS. The Board intends to vote proxies received from stockholders for the election of the three Class II Directors named above.

     Certain information about all of the directors and nominees for director is furnished below.

                            DIRECTORS OF THE COMPANY

     The Board is currently composed of four Class I Directors: Carl Richard, Joseph H. Scheib, Mark D. Hagans and Joan B. Wills; and three Class II
Directors: James H. Hartung, Timothy R. Kasmoch and Thomas L. Kovacik (whose terms will expire upon the election and qualification of directors at the annual meetings of stockholders to be held in 2011 and 2010, respectively). At each annual meeting of stockholders, directors will be elected for a full term of two years to succeed those directors whose terms are expiring.

     The  following  table  sets  forth  the  names  and  ages of our directors.


Name                Age                          Position
------------------  ---  --------------------------------------------------------
Mark D. Hagans       43  Class I Director
James H. Hartung     67  Class II Director, Chairman of the Board*
Timothy R. Kasmoch   48  Class II Director, President and Chief Executive Officer*
Thomas L. Kovacik    62  Class II Director*
Carl Richard         83  Class I Director
Joseph H. Scheib     53  Class I Director
Joan B. Wills        57  Class I Director


_____________
* Directors currently nominated for re-election.


MARK D. HAGANS is an attorney and partner with the law firm of Plassman, Rupp, Short & Hagans, of Archbold, Ohio, and his practice focuses on corporation, taxation and banking law. Mr. Hagans serves on numerous Boards of directors, including the Fulton County Health Center, where he is presently chair of the Finance Committee. Mr. Hagans earned his law degree from the University of Toledo. Mr. Hagans has served as our director since December 2006 and is a member of the Board's Audit, Finance and Technology Committees. Mr. Hagans experience as a lawyer and businessman enables him to bring valuable resources to the Board.

JAMES H. HARTUNG is the former President and Chief Executive Officer of the Toledo-Lucas County (Ohio) Port Authority, a position he held from 1994 until 2008. Mr. Hartung has served as our director since January 2006 and is a member of the Board's Compensation and Nominating Committees. Mr. Hartung's qualifications to serve as a director and our Chairman of the Board consist of several years experience as a businessman, as an organizational leader and community organizer, and in dealings with local government and related agencies that enable him to bring valuable insights to the Board.

TIMOTHY R. KASMOCH has been our President and Chief Executive Officer since February 2006 and a director since January 2006. Until April 1, 2007, Mr.
Kasmoch was also President and CEO of Tri-State Garden Supply, d/b/a Gardenscape, a bagger and distributor of lawn and garden products, which has provided trucking services to our Company. Mr. Kasmoch is a graduate of Penn State University. Mr. Kasmoch is a member of the Board's Finance and Technology Committees. Mr. Kasmoch's qualifications to serve as a director of the Company consist of his experience in the soil and distribution business as well as an extensive knowledge of the transportation and trucking industry. Mr. Kasmoch's strength is in strategic planning and he possesses a broad, fundamental understanding of the business drivers affecting us. He is the only "insider" on the Board.

THOMAS L. KOVACIK is presently employed as the Executive Director of Transportation Advocacy Group of Northwest Ohio ("TAGNO"), a strategic planning organization working with local and Ohio transportation and economic development officials. Mr. Kovacik was previously employed by us from 1992 to 1995 as President of Great Lakes N-Viro, at the time one of our divisions. Mr. Kovacik has also held various positions with local government, utilities and environmental companies, and earned a masters degree from Bowling Green State University in Geochemistry. Mr. Kovacik has served as our director since December 2006, and is a member of the Board's Compensation and Technology Committees. Mr. Kovacik's qualifications to serve as a director of the Company consist of his experience in the environmental, government and utilities industries, and his prior position with us as a divisional president. His strength in strategic planning and transactional experience offers a unique perspective to the Board.

CARL RICHARD is the former Executive Vice-President of P.R. Transportation, a trucking company located in Toledo, Ohio, and was a consultant to us from January 2006 to April 2007. Mr. Richard served as Vice-President of C.A. Transportation from 1988 through 2000 and as Vice-President of R.O.S.S. Investments, a real estate holding company, from 1980 through 2000. Mr. Richard has served as our director since December 2004 and is a member of the Board's Nominating Committee. Mr. Richard's qualifications to serve as a director of the Company consist of his extensive experience in the transportation and trucking industry.

JOSEPH H. SCHEIB is the Chief Financial Officer of Broad Street Software Group, a comprehensive software technology company located in Edenton, North Carolina, a position he has held since June 2003. From May 2000 until February 2003, Mr. Scheib was the Financial Operation Principal/Compliance Officer of Triangle
Securities, LLC of Raleigh, North Carolina, an asset management, brokerage and investment banking firm. Mr. Scheib is a CPA and a graduate of East Carolina University with a degree in accounting. Mr. Scheib has served as our director since December 2004, and is a member of the Board's Audit, Finance and Nomination Committees. Mr. Scheib's qualifications to serve as a director of the Company consist of his strong financial and asset management experience and serving the Company in a financial oversight role as the Chair of the Audit Committee. Given his extensive knowledge and experience in finance, Mr. Scheib has been determined to be an audit committee financial expert by the board.

JOAN B. WILLS is currently legal counsel for The Narragansett Bay Commission, a regional sewer authority located in Providence, Rhode Island, a position she has held since 2008. Also, Ms. Wills is currently Trustee of the Cooke Family Trust, an owner of more than 5% of N-Viro International Corporation common stock. From 2006 until 2008, Ms. Wills provided legal counsel to the Rhode
Island Office of Legislative Counsel, an agency involved in drafting new legislation and amendments to the State of Rhode Island. Ms. Wills has been a practicing attorney at various points in her career, and holds a Bachelor of Arts degree from the University of Rhode Island and a Juris Doctorate from Suffolk University Law School in Boston. In February 2010, Ms. Wills was made a member of the Compensation Committee. Ms. Wills' qualifications to serve as a director of the Company consist of her experience as an attorney in the utilities industry.

KEY  RELATIONSHIPS

     Joan Wills is currently Co-Trustee of the Cooke Family Trust, an owner of more than 5% of our common stock.


                     CORPORATE GOVERNANCE AND BOARD MATTERS

OUR  BOARD  OF  DIRECTORS

     Our business, property and affairs are managed under the direction of our Board. We have determined that the Company's interests are best served by having a Chairman of the Board who is independent of the management of the Company because it is our view this inherently strengthens board independence in dealing with issues that closely involve management. Our Chief Executive
Officer has responsibility for setting our strategic direction and the day-to-day leadership and performance, while the Chairman of the Board has a greater focus on long-range Company goals and plans and governance of our Board of Directors. This balance between the two positions enables Mr. Kasmoch to focus on the operational and strategic challenges we presently face, with Mr. Hartung providing board leadership on matters of governance and management oversight.

     Our Board, as a whole, has the responsibility for risk oversight of management. The role of our Board of Directors is to oversee the President and Chief Executive Officer, the Executive Vice President and the Chief Financial Officer in the operation of the Company, including management's establishment and implementation of appropriate practices and policies with respect to areas of potentially significant risk to us. Our Board considers risks to the Company as part of the strategic planning process and thorough review of compliance issues in committees of our Board, as appropriate. While the Board has the ultimate oversight responsibility for such risk management process, various committees of the Board are structured to oversee specific risks in the areas covered by their respective assignments such as audits or compensation. In addition, our Board may retain, on such terms as determined by the Board and in its sole discretion, independent legal, financial and other consultants and advisors to advise and assist the Board in fulfilling its oversight responsibilities. Currently, there are no such consultants in any category assisting or advising the Company.

     Management is responsible for N-Viro's day-to-day risk management, and the entire Board's role is to engage in informed oversight. Our Chief Executive Officer is a member of the Board of Directors, and our Chief Financial Officer and Executive Vice President/General Counsel regularly attend Board meetings, which helps facilitate discussions regarding risk between the Board and our senior management, as well as the exchange of risk-related information or concerns between the Board and the senior management. The Board believes Mr. Kasmoch's service as Chief Executive Officer and on the Board is appropriate because it bridges a critical gap between our management and the Board, enabling the Board to benefit from management's perspective on our business while the Board performs its oversight function.

     The Company's philosophy about diversity among its Board members is discussed below under "Nominating Committee."

MEETINGS  OF  THE  BOARD  OF  DIRECTORS

     Our Board held six formal meetings during 2009, consisting of two regular meetings and four special meetings. Each director attended 100% of the aggregate number of meetings held by the Board of Directors and the Committees of the Board of Directors on which he served, except for Messrs. Hartung and Kovacik, who each missed one special meeting. It is the policy of the Company that the members of the Board attend our annual stockholder meeting. Failure to attend annual meetings without good reason is a factor the Nominating Committee and Board will consider in determining whether to renominate a current Board member. All members of the Board serving at the time attended the 2009 Annual Meeting.

SHAREHOLDER  COMMUNICATIONS  WITH  THE  BOARD

     We encourage stockholder communications with directors. Stockholders may communicate with a particular director, all directors or the Chairman of the Board by mail or courier addressed to him or the entire Board in care of James
K. McHugh, Corporate Secretary, N-Viro International Corporation, 3450 West Central Avenue, Suite #328, Toledo, OH 43606. All correspondence should be in a sealed envelope marked "Confidential" and will be forwarded unopened to the director as appropriate.

BOARD  INDEPENDENCE

     Although we are not subject to the listing requirements of any stock exchange, we are committed to a board in which a majority of our members consist of independent directors, as defined under the NASDAQ rules. The Board has reviewed the independence of its members, applying the NASDAQ standards and considering other commercial, legal, accounting and familial relationships between the directors and us. The Board has determined that all of the directors and director nominees are independent other than Mr. Kasmoch, who is not an independent director by virtue of his current position as our Chief Executive Officer, and Mr. Hartung, who is deemed not to be independent because his son was employed as an executive officer of the Company within the past three years.

CODE  OF  ETHICS

     We have adopted a Code of Ethics which covers the Chief Executive Officer and Chief Financial Officer, which is administered and monitored by the Audit Committee of the Board. A copy of the Code of Ethics was attached as Exhibit
14.1 to our Annual Report on Form 10-K for the year ended December 31, 2009, and is posted on our web site at www.nviro.com.
                                    -------------

COMMITTEES  OF  THE  BOARD  OF  DIRECTORS

     The Board has the following standing committees: the Audit Committee, the Compensation Committee, the Finance Committee, the Nominating Committee and the Technology Committee. The composition and function of each Committee is set forth below:



DIRECTOR            AUDIT  COMPENSATION  NOMINATING  FINANCE  TECHNOLOGY
------------------  -----  ------------  ----------  -------  ----------
Mark D. Hagans         X                                 X*        X
James H. Hartung                X             X
Timothy R. Kasmoch                                        X        X*
Thomas L. Kovacik               X*                                 X
Carl Richard                                  X
Joseph H. Scheib       X*                     X*          X
Joan B. Wills                   X


*  Committee Chair

AUDIT  COMMITTEE

     Our Audit Committee consisted of Messrs. Scheib, Hagans and DiPrete, until Mr. DiPrete's resignation from the Board in May 2009. In accordance with our Audit Committee Charter, each of the Audit Committee members must be "independent" as determined under the NASDAQ rules. The Audit Committee currently is not subject to, and does not follow, the independence criteria set forth in Section 10A of the Securities Exchange Act 1934, as amended. The Board has determined that each of the directors who serve on the Audit Committee are "independent" under the NASDAQ rules, meaning that none of them has a relationship with us that may interfere with their independence from us and our management. Further, the Board has determined that Mr. Scheib qualifies as a "financial expert" as defined by the Securities and Exchange Commission (the "SEC").

     The Audit Committee recommends the appointment of the outside auditor, oversees our accounting and internal audit functions and reviews and approves the terms of transactions between us and related party entities. During 2009, the Audit Committee met two times. The Audit Committee has retained UHY LLP to conduct the audit for the year ended December 31, 2010. The Audit committee is governed by a written charter, a copy of which was attached to the Proxy Statement for our annual meeting held on June 8, 2007.

COMPENSATION COMMITTEE

     The Compensation Committee determines officers' salaries and bonuses and administers the grant of stock options pursuant to our stock option plans. The Compensation Committee does not have a written charter. The Compensation Committee consisted of Messrs. Kovacik, Hartung and DiPrete, until Mr. DiPrete's resignation in May 2009, and Ms. Wills, who was appointed to the Committee in February 2010. The Compensation Committee met two times during 2009.

     The Board has determined that a majority of the members of the committee are "independent" as determined under the NASDAQ standards. Mr. Hartung is not deemed to be "independent" due to his son, Howard Hartung, serving as one of our executive officers until January 2008. Under the NASDAQ standards, Mr. Hartung will not be independent for at least three years after the resignation of his son. Despite his lack of "independence," the Board determined that Mr. Hartung's exercise of independent judgment has not been and will not be affected by this relationship.

FINANCE COMMITTEE

     The Finance Committee, consisting of Messrs. Hagans, Kasmoch and Scheib, assists in monitoring our cash flow requirements and approves any internal or external financing or leasing arrangements. The Finance Committee does not have a written charter. The Finance Committee met two times during 2009.

NOMINATING COMMITTEE

     The Nominating Committee, consisting of Messrs. Scheib, Richard and Hartung, considers and recommends to the Board qualified candidates for election as Board members, and establishes and periodically reviews criteria for selection of directors. The Nominating Committee does not have a written charter. The Nominating Committee met one time during 2009.

     The Board has determined that a majority of the members of the committee are "independent" as determined under the NASDAQ standards. Mr. Hartung is not deemed to be "independent" due to his son, Howard Hartung, serving as one of our executive officers until January 2008. Under the NASDAQ standards, Mr. Hartung will not be independent for at least three years after the resignation of his son. Despite his lack of "independence," the Board determined that Mr. Hartung's exercise of independent judgment has not been and will not be affected by this relationship.

     The Nominating Committee will consider candidates recommended by stockholders, directors, officers, third-party search firms and other sources for nomination as a director. The Committee considers the needs of the Board and evaluates each director candidate in light of, among other things, the candidate's qualifications. Recommended candidates must be of the highest character and integrity, free of any conflicts of interest and possess the ability to work collaboratively with others, and have the time to devote to Board activities. All candidates will be reviewed in the same manner, regardless of the source of the recommendation. Presently, the Nominating Committee does not consider diversity as a characteristic in its selection of candidates except to the extent that the Nominating Committee seeks to expand the range of categories of experience and relationships in different aspects of the waste management process the Company requires for the different foci of its business and potential contacts with sources of business opportunity for the Company.

     The Nominating Committee will consider all stockholder recommendations of proposed director nominees, if such recommendations are timely received under applicable SEC regulations and include all of the information required to be included as set forth in the By-Laws. To be considered "timely received," recommendations must be received in writing at our principal executive offices, at N-Viro International Corporation, 3450 W. Central Avenue, Suite 328, Toledo, Ohio 43606, Attention: Chairman, Nominating Committee, c/o James K. McHugh, Corporate Secretary, no later than March 15, 2011.

     All candidates recommended by stockholders should be independent and possess substantial and significant experience which would be of value to us in the performance of the duties of a director. In addition, any stockholder director nominee recommendation must include, at a minimum, the following information: the stockholder's name; address; the number and class of shares owned; the candidate's biographical information, including name, residential and business address, telephone number, age, education, accomplishments, employment history (including positions held and current position), and current and former directorships; and the stockholder's opinion as to whether the stockholder recommended candidate meets the definitions of "independent" under the NASDAQ standards. In addition, the recommendation letter must provide the information that would be required to be disclosed in the solicitation of proxies for election of directors under federal securities laws. The stockholder must include the candidate's statement that he/she meets these requirements; is willing to promptly complete the Questionnaire required of all officers, directors and candidates for nomination to the Board; will provide such other information as the Committee may reasonably request; consents to serve on the Board if elected; and a statement whether such candidate, if elected, intends to tender, promptly following such person's election or re-election, an irrevocable resignation effective upon such person's failure to receive the required vote for re-election at the next meeting at which such person would face re-election.

COMPENSATION OF DIRECTORS

     Our Board of Directors has approved the payment of cash compensation to Nonemployee Directors in exchange for their service on the Board. The amount of cash compensation to be received by each Nonemployee Director is $1,000 per regular meeting attended during each calendar year, and $500 per special meeting attended. Our Board of Directors generally has four meetings per calendar year. The directors are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committees thereof.

     Under our current stock option plan, approved by the stockholders in May 2004 and amended by the stockholders in June 2008 and again in August 2009, each Nonemployee Director automatically receives a grant of options to purchase 2,500 shares of Common Stock for each regular meeting attended, and an option to purchase 1,250 shares of Common Stock for each special meeting attended, subject to a maximum of options to purchase 15,000 in any year.

     Directors who are our employees do not receive any additional compensation for serving as directors. Directors who are our consultants do not receive any additional cash compensation for serving as directors, but do receive stock options per the provisions of the N-Viro International Corporation Second
Amended  and  Restated  2004  Stock  Option  Plan.

     See "Certain Relationships and Related Transactions" for additional compensation to directors.


                                               DIRECTOR COMPENSATION

                      Fees                        Non-Equity    Non-Qualified  Non-Qualified
                    Earned or                      Incentive     Incentive      Deferred          All
                    Paid in    Stock    Option       Plan           Plan       Compensation       Other
Name                  Cash    Awards    Awards   Compensation   Compensation     Earnings     Compensation    TOTAL
------------------  --------  -------  --------  -------------  -------------  -------------  -------------  -------
R. Francis DiPrete  $  1,500        -  $  7,500              -              -              -              -  $  9,000
Joseph H. Scheib    $  2,000        -  $ 31,700              -              -              -              -  $ 33,700
Carl Richard        $  2,000        -  $ 31,700              -              -              -              -  $ 33,700
James H. Hartung    $  2,000        -  $ 32,600              -              -              -              -  $ 34,600
Mark D. Hagans      $  2,000        -  $ 31,700              -              -              -              -  $ 33,700
Thomas L. Kovacik   $  1,500        -  $ 31,700              -              -              -              -  $ 33,200
Joan B. Wills       $    500        -  $  2,795              -              -              -              -  $  3,295
Timothy R. Kasmoch         -        -         -              -              -              -              -  $      0
                    --------  -------  --------  -------------  -------------  -------------  -------------  --------
                    $ 11,500  $     0  $169,695  $           0  $           0  $           0  $           0  $181,195
                    ========  =======  ========  =============  =============  =============  =============  ========


PROPOSAL 2 - APPROVAL OF THE N-VIRO INTERNATIONAL CORPORATION 2010 STOCK OPTION
                                      PLAN

     In May 2010, our Board of Directors adopted the N-Viro International Corporation 2010 Stock Option Plan (the "2010 Plan"), subject to stockholder approval, and the 2010 Plan will become effective when stockholder approval is obtained. The material terms of the 2010 Plan are summarized below and are qualified in their entirety by the terms of the 2010 Plan, which is attached as Appendix A to this Proxy Statement.

     Our Board of Directors recently adopted the 2010 Plan to provide for the grant of stock options to our key employees, officers, consultants and Nonemployee Directors. Our most recent plan, the 2004 Second Amended and
Restated Stock Option Plan (the "2004 Plan"), is still in force but only a limited amount of grants may be made under that plan. As of May 24, 2010, options to purchase 2,193,550 shares of our Common Stock were outstanding under the 2004 Plan, and options to purchase 229,775 shares of our Common Stock under that plan had been exercised. As a result, we only have 76,675 shares available for future grant under the 2004 Plan as of May 24, 2010. We have no other stock incentive plans under which we may grant stock options or other stock-based awards.


     Our Board of Directors believes that our future success depends, in large part, upon the ability to maintain a competitive position in attracting, retaining and motivating qualified officers, other key employees and Nonemployee Directors. Accordingly, our Board of Directors believes that approving a new plan is in our best interest and the best interests of our stockholders.

     The 2010 Plan provides for the grant of awards with respect to a maximum of 5,000,000 shares of Common Stock. The purposes of stockholder approval of the 2010 Plan are:

- to permit the stock options granted under the 2010 Plan to qualify for incentive stock option treatment under Section 422 of the Internal Revenue Code 1986, as amended (the "Code"); and

- to satisfy the performance-based compensation exception to the $1 million limit under Section 162(m) of the Code.

     The approval of the 2010 Plan requires the affirmative vote of the holders of a majority of the shares of the Common Stock present or represented by proxy at the Annual Meeting.

     OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE N-VIRO INTERNATIONAL CORPORATION 2010 STOCK OPTION PLAN.

DESCRIPTION  OF  THE  2010  PLAN

     The following is a brief summary of the N-Viro International Corporation 2010 Stock Option Plan. References to our Board of Directors throughout this summary also refer to any committee or officer to which our Board of Directors has delegated authority with respect to the 2010 Plan.

Purpose  of  the  2010  Plan

     The purpose of the 2010 Plan is to attract and retain qualified officers, other key employees and Nonemployee Directors, and to provide an incentive for such officers, key employees and directors of the Company to expand and improve the profits and prosperity of the Company.

Administration  and  Duration  of  the  2010  Plan

     The 2010 Plan is administered by our Board of Directors, unless the Board delegates its authority to a committee appointed by the Board, provided that all grants to persons who qualify as "named executive officers" under Regulation S-K of the Securities and Exchange Commission, may only be delegated to a committee that is comprised only of directors who qualify as "Nonemployee Directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, and as "outside directors" within the meaning of the Internal Revenue Code (the "Code") Section 162(m) and the regulations promulgated under such section. The administrator of the 2010 Plan is authorized, subject to the provisions of the 2010 Plan, to establish such rules and regulations as it may deem appropriate for the proper administration of the 2010 Plan, and to make such determinations under, and such interpretations of, and to take such steps in connection with, the 2010 Plan and plan awards as it may deem necessary or advisable.

The 2010 Plan will have a duration of 10 years from the date the 2010 Stock Option Plan became effective. Accordingly, the 2010 Plan will terminate in approximately May of 2020, unless sooner terminated by the Board. Upon such termination, the outstanding awards granted under the 2010 Plan will remain in effect until their exercise, expiration or termination. The Board may at any time terminate the 2010 Plan, or amend the 2010 Plan as it deems advisable; provided that, to the extent determined by our Board of Directors, no amendment requiring stockholder approval under any applicable legal, regulatory or listing requirement will become effective until such stockholder approval is obtained. Stockholder approval will be required for any amendment for which stockholder approval is required under Section 422 of the Code or the rules of any stock exchange on which our Common Stock is listed.

Types  of  Awards

     The 2010 Plan provides for certain automatic grants to Nonemployee Directors of options to purchase shares of our Common Stock, and authorizes the administrator to grant awards of stock options to other eligible participants. The participants to whom option awards are granted by the administrator and the terms of the awards granted, including the number of shares of Common Stock subject to such option awards, are within the discretion of the administrator, subject to the terms and conditions set forth in the 2010 Plan.

     Discretionary Awards; Option Price and Term. Stock option awards under the 2010 Plan may be in the form of "incentive stock options," which are options that meet the requirements of Section 422 of the Internal Revenue Code, or "nonqualified stock options," which are options that do not meet such requirements. Except for incentive stock options granted to stockholders owning more than 10% of the voting power of all classes of our capital stock, the per share exercise price of an incentive stock option granted or to be granted pursuant to the 2010 Plan, as determined by the administrator, will be an amount not less than 100% of the fair market value of a share of Common Stock on the date that the option is granted.

     For purposes of the 2010 Plan, if the Common Stock is publicly traded, the "fair market value" of a share of Common Stock is determined by reference to the average closing price or to the mean between the closing dealer bid and asked prices for the Common Stock, as reported on any stock exchange on which the Common Stock is then traded, for the ten trading days immediately preceding the day on which the grant is made. For periods in which no trades or quotations have been reported for at least ten business days in the thirty calendar days before the date of grant, the fair market value may be determined by reference to an average of the closing or trading prices reported during the prior month or in such other manner as the Board or committee may deem to be an appropriate method of estimating the current market value.

     As to nonqualified stock options granted under the 2010 Plan, the per share exercise price of such options will also be at least 100% of the fair market value of a share of Common Stock on the date of grant.

     The term of each option awarded by the administrator will be determined by the administrator, but in no event in excess of 10 years from the date of its grant. Payment of the exercise price may be made in cash or by check, or, if approved by the administrator, by delivery of shares of Common Stock owned by the participant for at least six months which are equivalent in fair market value to the exercise price, or by a combination of cash and shares of Common Stock, at the election of the optionee and subject to the terms of the applicable stock option agreement. Subject to the terms of each stock option agreement, options granted under the 2010 Plan may be exercised in whole or in part. Upon exercise of an option, the participant must pay in full the exercise price for the shares of Common Stock being purchased.

     Automatic Option Awards for Nonemployee Directors. After the Annual Meeting, each Nonemployee Director who attends a regular meeting of the Board will automatically be granted a nonqualified stock option to purchase 5,000 shares of our Common Stock, effective as of the date of the Board meeting. Also, each Nonemployee Director who attends a special meeting of the Board will automatically be granted a non-qualified stock option to purchase 2,500 shares of our Common Stock effective as of the date of the Board meeting, provided that the options granted to a Nonemployee Director during a single calendar are to be limited to options to purchase a maximum of 30,000 shares. The exercise price for each option will be equal to the fair market value of the Common Stock on the meeting date, or if the meeting is not held on a business day, the preceding business day. Each option will become exercisable six (6) months after the date of grant, and will have a 10-year term.

Shares  Subject  to  Awards

     Subject to approval of the proposal, the number of shares of Common Stock that may be issued by outstanding awards granted under the 2010 Plan will not in the aggregate exceed 5,000,000, which may be original issue shares, treasury shares, or a combination thereof.

To the extent that awards granted under the 2010 Plan expire or terminate without having been exercised in full, the Common Stock subject to those expired or terminated awards will become available for further award grants under the 2010 Plan. Provision is made under the 2010 Plan for appropriate adjustment in the number of shares of Common Stock covered by the 2010 Plan, and covered by each award granted thereunder and any related exercise or purchase price, in the event of any change in the Common Stock by reason of a stock dividend, merger, reorganization, stock split, recapitalization, combination, exchange of shares or otherwise.

Eligibility  and  Extent  of  Participation

     In addition to our Nonemployee Directors, all of our employees who are designated by the administrator for participation in the 2010 Plan are eligible to receive awards under the 2010 Plan. As of the date hereof, there were approximately 32 individuals employed by us who were eligible to participate in the 2010 Plan. No incentive stock option will be granted to any employee who, immediately after such option is granted, owns our capital stock possessing more than 10% of the total combined voting power or value of all classes of our capital unless the exercise price at the time such incentive stock option is granted is at least 110% of the fair market value of the shares subject to the incentive stock option and such incentive stock option is not exercisable by its terms after the expiration of five years from the date of its grant.

     The administrator may also, in the exercise of its discretion, grant awards under the 2010 Plan to consultants who are not our employees, except that incentive stock options may not be granted to such non-employees. An incentive stock option will be granted under the 2010 Plan to an employee only if the aggregate fair market value (determined as of the date the option is granted) of the Common Stock for which options are exercisable for the first time by such employee during any calendar year does not exceed $100,000. Options granted to all participants during a single calendar year shall be limited under the 2010 Plan so that such options shall in no event cover more than a maximum of 500,000 shares of Common Stock, unless the Board of Directors amends the plan to increase such maximum.

Limitations  on Transferability and Effect of Death or Termination of Employment

     Except as otherwise provided by the administrator, awards granted under the 2010 Plan are generally not transferable other than by will or by the laws of descent and distribution. If a participant's employment (or other relationship, in the case of a consultant or director) is involuntarily terminated, or is terminated by the participant without our express consent, for any reason other than retirement, disability or death, his or her unvested options will terminate upon the date of the termination of employment, unless the administrator decides, in its sole discretion, to waive this termination and causes the participant's option agreement to provide for an extended exercise period after such termination. The administrator will determine, either in an award agreement or otherwise, the extent to which vested options may be exercised subsequent to the death of the employee or the termination of the employee's employment. However, any incentive stock options granted under the 2010 Plan must terminate not later than ninety days after the participant's termination of employment for any reason other than disability or death, and it must terminate not later than twelve months after the participant's termination of employment as a result of death or disability.

Plan  Benefits

     As of May 24, 2010, approximately 38 persons were eligible to receive awards under the 2010 Plan, including our employees, executive officers and directors. Other than automatic grants of options to directors pursuant to the 2010 Plan, the granting of awards under the 2010 Plan is discretionary and we cannot now determine the number of shares underlying the options to be granted in the future to any particular person or group.

Federal Income Tax Consequences

     The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the 2010 Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. The plan provides that no award will provide for deferral of compensation that does not comply with Section 409A of the Code, unless the Board, at the time of grant, specifically provides that the award is not intended to comply with Section 409A. Changes to these laws could alter the tax consequences described below.

     Incentive Stock Options. A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been our employee at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under "Non-statutory Stock Options." The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

     A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the sum of the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

     Non-statutory Stock Options. A participant will not have income upon the grant of a non-statutory stock option. A participant will have compensation income upon the exercise of a non-statutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

     Tax Consequences to Us. There will be no tax consequences for us except that we will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.


PROPOSAL 3 - ADOPTION OF AMENDMENT TO THE THIRD AMENDED AND RESTATED CERTIFICATE
                              OF INCORPORATION TO
            INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     In May 2010, our Board approved, subject to adoption by our stockholders, an amendment to the Third Amended and Restated Certificate of Incorporation (the "Certificate"). The proposed amendment is set forth in the Amendment to Third Amended and Restated Certificate of Incorporation attached to this proxy statement as Appendix B.

     The proposed amendment to Article Four of the Certificate would increase the number of authorized shares of Common Stock from 25,000,000 to 35,000,000. As a result of the proposed increase, the total number of authorized shares of capital stock of the Company would be increased to 37,000,000. The additional shares of Common Stock proposed to be authorized under the Certificate would have rights identical to currently outstanding Common Stock.

     As of May 24, 2010, there were 5,228,666 shares of Common Stock and no shares of Preferred Stock issued and outstanding. In addition, as of the same date, the Board of Directors had reserved an aggregate of 2,213,450 shares for issuance upon exercise of outstanding options and stock awards granted under both the 1998 Amended and Restated Stock Option Plan and the Second Amended and Restated 2004 Stock Option Plan, an aggregate of 724,950 shares for issuance upon exercise of outstanding warrants to purchase shares of Common Stock, and an aggregate of 367,500 shares for issuance upon conversion of outstanding convertible debentures. Accordingly, as of May 24, 2010, 16,465,434 shares of Common Stock and 2,000,000 shares of Preferred Stock remained unreserved and available for future issuance.

     Our Board of Directors believes that the authorization of the additional shares of Common Stock is necessary to provide us with the flexibility to issue shares of Common Stock in connection with possible future financings, joint ventures, acquisitions, stock incentive plans and other general corporate purposes, without the expense and delay of further stockholder approval. These purposes may include raising funds to meet our working capital needs, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies, expanding our business through acquisitions and other investment opportunities and other purposes.

     The Company may pursue other capital raising activities in the future, including the issuance of Common Stock or securities converting or exchangeable into shares of Common Stock. In addition, in this proxy statement, we are seeking stockholder approval for a new 2010 Stock Option Plan to authorize up to 5,000,000 shares for issuance under that plan.

     If this Proposal 3 is adopted by the stockholders, our Board of Directors will have authority to issue these additional shares of Common Stock without the necessity of further stockholder action. Holders of the Common Stock have no preemptive rights with respect to any shares that may be issued in the future.

     Although the Board of Directors does not consider Proposal 3 to be an anti-takeover measure, the increase in the number of authorized shares of Common Stock and the issuance of a substantial amount of such shares, or an option to acquire a substantial amount of such shares, could have the effect of delaying or preventing a change-of-control of the Company without further action by the stockholders. For example, the issuance of additional shares could decrease the share ownership percentage of a person seeking to obtain control of the Company.

     The holders of all classes of stock are not entitled to preemptive rights with respect to the issuance of additional stock or securities convertible into, or exercisable for, stock. Approval of the amendment and issuance of the additional stock would not affect the rights of the holders of our currently outstanding stock, except for effects incidental to increasing the number of shares of our stock outstanding, such as dilution of the earnings per share and voting rights of current holders of stock.

     Adoption of Proposal 3 requires the affirmative vote of the holders of a majority of our outstanding shares of Common Stock entitled to vote at the meeting. Under Delaware law, stockholders are not entitled to dissenter's rights with respect to the proposed amendment to our Amended and Restated Certificate of Incorporation.

     If Proposal 3 is adopted by the stockholders, we intend to file the amendment to the Second Amended and Restated Certificate of Incorporation in the form attached to this proxy statement as Appendix B, promptly following the annual meeting.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION OF THE AMENDMENT TO THE CERTIFICATE TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.


      PROPOSAL 4 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

     The firm of UHY LLP served as independent auditors for the year ended December 31, 2009 and has been selected by us to serve as our independent auditors for the year ending December 31, 2010. Although the submission of this matter for approval by the stockholders is not legally required, the Board believes that such submission follows sound business practice and is in the best interests of the stockholders. If the appointment is not ratified by the holders of a majority of the shares present in person or by proxy at the Annual Meeting, the directors will consider the selection of another accounting firm. If such a selection were made, it may not become effective until 2011 because of the difficulty and expense of making such a substitution. A representative of UHY is expected to attend the Annual Meeting and therefore will be available to respond to appropriate questions at the Annual Meeting.

     The audit reports of UHY on our consolidated financial statements for the fiscal years ended December 31, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles.

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF UHY LLP TO SERVE AS OUR INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2010.


                                 OTHER MATTERS

     We are not aware of any matters to be presented for action at the Annual Meeting other than the matters set forth above. If any other matters do properly come before the meeting or any adjournment thereof, it is intended that the persons named in the proxy will vote in accordance with their judgment on such matters.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     We had outstanding 5,228,666 shares of Common Stock, $.01 par value per share, or the Common Stock, on May 24, 2010, which constitutes the only class of our outstanding voting securities.

FIVE PERCENT STOCKHOLDERS

     At May 24, 2010, the following were the only persons known to us to own beneficially more than 5% of the outstanding shares of Common Stock:


                                   Name                                   Amount and          Percentage of
Title of                      and Address of                              Nature of        Outstanding Shares
Class                        Beneficial Owner                        Beneficial Ownership    of Common Stock
------------  -----------------------------------------------------  --------------------  -------------------
              Cooke Family Trust (1)
              90 Grande Brook Circle, #1526
Common Stock  Wakefield, Rhode Island 02879                                       627,717                12.0%
------------  -----------------------------------------------------  --------------------  -------------------


1.     The  shares  attributed  to  the  Cooke  Family  Trust  include  627,267  shares  owned beneficially  and  450  in Common Stock warrants exercisable to purchase an equal number of shares  of Common Stock.  This information was derived from the Schedule 13D Amendment #5 filed on  May 10, 2010.



SECURITY  OWNERSHIP  OF  MANAGEMENT

     The following table sets forth, as of May 24, 2010, unless otherwise specified, certain information with respect to the beneficial ownership of our shares of Common Stock by each person who is our director, a nominee for the Board, each of the Named Executive Officers, and by our directors and executive officers as a group. Unless otherwise noted, each person has voting and investment power, with respect to all such shares, based on 5,228,666 shares of Common Stock outstanding on the record date. Pursuant to the rules of the SEC, shares of Common Stock which a person has the right to acquire within 60 days of the date hereof pursuant to the exercise of stock options are deemed to be outstanding for the purpose of computing the percentage ownership of such person but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.


                                                                             Amount and Nature of       Percent of
Title of Class                   Name of Beneficial Owner                    Beneficial Ownership   1      Class
--------------  -----------------------------------------------------------  --------------------       -----------
Common Stock    Mark D. Hagans                                                             30,400    2        0.58%
Common Stock    James H. Hartung                                                           48,500    3        0.92%
Common Stock    Timothy R. Kasmoch                                                        772,500    4       13.11%
Common Stock    Thomas L. Kovacik                                                          38,750    5        0.74%
Common Stock    Carl Richard                                                              151,350    6        2.84%
Common Stock    Joseph H. Scheib                                                          225,638    7        4.23%
Common Stock    Joan B. Wills                                                             630,217    8       12.05%
Common Stock    Robert W. Bohmer                                                          359,600    9        6.44%
Common Stock    James K. McHugh                                                           198,920   10        3.67%
Common Stock    All directors and executive officers as a group (9 persons)             2,455,875   11       36.34%


1. Except as otherwise indicated, all shares are directly owned with voting and investment power held by the person named.

2. Represents 4,450 shares of Common Stock owned by Mr. Hagans and 25,950 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.94 to $3.90 per share.

3. Represents 2,610 shares of Common Stock owned by Mr. Hartung, 35,000 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.42 to $3.90 per share and 10,890 unregistered shares issuable upon exercise of warrants which are currently exercisable at $2.00 per share.

4. Represents 100,000 unregistered shares and 8,000 registered shares of Common Stock owned by Mr. Kasmoch, 50,000 unregistered shares issuable upon exercise of warrants which are currently exercisable at $1.85 per share and 614,500 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.70 to $3.27 per share.

5. Represents 1,000 shares of Common Stock owned by Mr. Kovacik and 37,750 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.82 to $3.90 per share.

6. Represents 47,661 shares of Common Stock owned by Mr. Richard, 46,250 shares issuable upon exercise of options which are currently exercisable at prices ranging from $0.70 to $3.90 per share and 57,439 unregistered shares issuable upon exercise of warrants which are currently exercisable at prices ranging from $1.85 to $2.00 per share.

7. Represents 123,238 shares of Common Stock owned by Mr. Scheib, 47,500 shares issuable upon exercise of options which are currently exercisable at prices ranging from $0.70 to $3.90 per share, 600 shares owned by a family member over which Mr. Scheib acts as custodian and 54,300 unregistered shares issuable upon exercise of warrants which are currently exercisable at prices ranging from $1.85 to $2.52 per share.

8. Represents 2,500 shares issuable upon exercise of options which are currently exercisable at prices ranging from $2.66 to $3.53 per share, 630,217 shares of Common Stock owned by the Cooke Family Trust, a more than 5% stockholder of which Ms. Wills is the Co-Trustee. See further information in the section "Five Percent Stockholders".

9. Represents 2,600 shares of Common Stock owned by Mr. Bohmer and 357,000 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.94 to $3.27 per share.

10. Represents 8,920 shares of Common Stock owned by Mr. McHugh and a total of 190,000 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.50 to $3.27 per share.

11. Represents 298,479 shares of Common Stock owned directly by the directors and officers, 628,317 shares owned indirectly, 1,356,450 shares issuable upon exercise of options which are currently exercisable at prices ranging from $0.70 to $3.90 per share and a total of 172,629 unregistered shares issuable upon exercise of warrants which are currently exercisable at prices ranging from $1.85 to $2.52 per share.


                       EXECUTIVE OFFICERS OF THE COMPANY

     Executive officers of the Company are appointed by the Board of Directors and hold office at the pleasure of the Board. Set forth below is biographical and other information on the current executive officers of the Company. Mr. Kasmoch also serves as a member of the Board and his biographical information is set forth above under the caption "Directors of the Company."


Name                Age                      Position
------------------  ---  ------------------------------------------------
Timothy R. Kasmoch   48  President and Chief Executive Officer
Robert W. Bohmer     40  Executive Vice-President and General Counsel
James K. McHugh      51  Chief Financial Officer, Secretary and Treasurer



ROBERT W. BOHMER has been our Executive Vice-President (formerly Vice-President of Business Development) and General Counsel since July 2007 and served as general outside counsel to the Company from 2005 to 2007. From 1996 to July 2007, Mr. Bohmer had been with the law firm of Watkins, Bates and Carey, LLP, Toledo, Ohio.

JAMES K. MCHUGH has served as our Chief Financial Officer, Secretary and Treasurer since January 1997. Prior to that date, Mr. McHugh served the Company and our predecessor company in various financial positions since April 1992.


                             EXECUTIVE COMPENSATION

COMPENSATION  OF  EXECUTIVE  OFFICERS

     The following table presents the total compensation paid to our Chief Executive Officer, Executive Vice President and Chief Financial Officer during 2009. There were no other executive officers who were serving at the end of 2009 and whose total compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                        Change in
                                                                         Non-Equity     Nonqualified
                                                                          Incentive       Deferred
Name and Principal                                  Stock     Option         Plan      Compensation    All Other
    Position                 Year   Salary   Bonus  Awards  Awards (4)   Compensation    Earnings    Compensation   TOTAL ($)
---------------------------  ----  --------  -----  ------  -----------  ------------  ------------  -------------  ----------
TIMOTHY R. KASMOCH           2009  $150,000      -       -  $   570,376             -             -  $      10,000  $  730,376
President and Chief          2008  $150,000      -       -            -             -             -  $           0  $  150,000
   Executive Officer (1)

ROBERT W. BOHMER             2009  $150,000      -       -  $   454,344             -             -  $           0  $  604,344
Executive Vice-President +   2008  $150,000      -       -  $    93,333             -             -  $           0  $  243,333
   General Counsel (2)

JAMES K. MCHUGH              2009  $116,688      -       -  $   190,746             -             -  $         399  $  307,833
Chief Financial Officer,     2008  $100,044      -       -            -             -             -  $         552  $  100,596
   Secretary + Treasurer (3)


(1) For the "All Other Compensation" column, Mr. Kasmoch's spouse was compensated for consulting services rendered to the Company at various times during 2009. All compensation was in cash.

(2) Mr. Bohmer was not granted an option award in 2008 but the value reflected is the amount of his 2007 grant recorded as an expense in 2008. The value of his 2009 Option Award includes the 2007 grant award recorded as an expense in the amount of $46,667.

(3) For the "All Other Compensation" column, Mr. McHugh is taxed on the imputed benefit of a life insurance policy that benefits his personal beneficiary for one-half the face value and N-Viro International Corporation for one-half the face value of the policy.

(4) The amounts included in the Option Awards column include the aggregate grant date fair value of options granted in the fiscal year computed in accordance with FASB ASC Topic 718. We continue to use the Black-Scholes model to measure the grant date fair value of stock options. For a discussion of the valuation assumptions used to value the options, see Note 5 to our Consolidated Financial Statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2009.



                                               2009 GRANTS OF PLAN BASED AWARDS


                                              Estimated Future Payouts Under              Estimated Future Payouts Under
                                             Non-Equity Incentive Plan Awards             Equity Incentive Plan Awards
                      Grant     Approval   --------------------------------------  --------------------------------------
Name                 Date (1)     Date     Threshold ($)  Target ($)  Maximum ($)  Threshold (#)  Target (#)  Maximum (#)
------------------  ----------  ---------  -------------  ----------  -----------  -------------  ----------  -----------
Timothy R. Kasmoch   7/10/2009  7/10/2009              -           -            -              -           -       25,000
                     7/21/2009  7/21/2009              -           -            -              -           -      243,000

Robert W. Bohmer     7/10/2009  7/10/2009              -           -            -              -           -       25,000
                     7/21/2009  7/21/2009              -           -            -              -           -      168,000

James K. McHugh      7/10/2009  7/10/2009              -           -            -              -           -       25,000
                     7/21/2009  7/21/2009              -           -            -              -           -       68,000

                    Full Grant   Base Price of
                    Date Fair       Option
Name                Value ($)   Awards ($/shr.)
------------------  ----------  ---------------
Timothy R. Kasmoch      43,233             1.94
                       527,143             2.23

Robert W. Bohmer        43,233             1.94
                       364,444             2.23

James K. McHugh         43,233             1.94
                       147,513             2.23



                                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END


                                           OPTION AWARDS                                          STOCK AWARDS
                    -----------------------------------------------------------------  ----------------------------------
                                                                                                                 Equity
                                                    Equity                                                      Incentive
                                                   Incentive                                                   Plan Awards:
                                                     Plan                                           Market     # Unearned
                        # of         # of           Awards:                              # of      Value of      Shares,
                      Securities    Securities    # Securities                         Shares or    Shares or    Units or
                      Underlying    Underlying    Underlying                           Units of     Units of   Other Rights
                     Unexercised   Unexercised    Unexercised    Option     Option     Stock That  Stock That   That Have
                    Options (#)    Options (#)     Unearned     Exercise   Expiration   Have Not    Have Not       Not
Name                Exercisable   Unexercisable   Options (#)  Price (#)      Date     Vested (#)  Vested ($)   Vested (#)
------------------  ------------  --------------  -----------  ----------  ----------  ----------  ----------   ----------
Timothy R. Kasmoch         2,500               -            -  $     1.70     2/15/16           -           -            -
Timothy R. Kasmoch       250,000               -            -  $     2.00    12/31/11           -           -            -
Timothy R. Kasmoch        25,000               -            -  $     1.94     7/11/19           -           -            -
Timothy R. Kasmoch       243,000               -            -  $     2.23     7/22/19           -           -            -
Timothy R. Kasmoch        94,000         376,000            -  $     3.27     3/18/20           -           -            -

Robert W. Bohmer         100,000               -            -  $     2.80     6/13/17           -           -            -
Robert W. Bohmer          25,000               -            -  $     1.94     7/11/19           -           -            -
Robert W. Bohmer         168,000               -            -  $     2.23     7/22/19           -           -            -
Robert W. Bohmer          64,000         256,000            -  $     3.27     3/18/20           -           -            -

James K. McHugh            5,000               -            -  $     1.50    12/15/10           -           -            -
James K. McHugh           10,000               -            -  $     1.50     12/7/11           -           -            -
James K. McHugh           12,000               -            -  $     2.10    11/11/14           -           -            -
James K. McHugh           50,000               -            -  $     2.00    12/31/16           -           -            -
James K. McHugh           25,000               -            -  $     1.94     7/11/19           -           -            -
James K. McHugh           68,000               -            -  $     2.23     7/22/19           -           -            -
James K. McHugh           20,000          80,000            -  $     3.27     3/18/20           -           -            -


                         Equity
                        Incentive
                      Plan Awards:
                       Market or
                      Payout Value
                       of Unearned
                      Shares, Units
                    or Other Rights
                       That Have
Name                Not Vested (#)
------------------  --------------
Timothy R. Kasmoch               -
Timothy R. Kasmoch               -
Timothy R. Kasmoch               -
Timothy R. Kasmoch               -
Timothy R. Kasmoch               -

Robert W. Bohmer                 -
Robert W. Bohmer                 -
Robert W. Bohmer                 -
Robert W. Bohmer                 -

James K. McHugh                  -
James K. McHugh                  -
James K. McHugh                  -
James K. McHugh                  -
James K. McHugh                  -
James K. McHugh                  -
James K. McHugh                  -


     All options awards were made granted under the Company's current stock option plan described under the caption "Equity Compensation Plan Information."


EMPLOYMENT  AGREEMENTS

     On February 13, 2007, we entered into an employment agreement with Mr. Timothy R. Kasmoch as our President and Chief Executive Officer. Mr. Kasmoch's employment agreement was for a two-year term commencing on February 13, 2007 and provided for automatic renewal of successive one-year terms unless notice was provided ninety (90) days prior to the expiration of the then current term. The agreement provided that Mr. Kasmoch was to receive an annual base salary of $150,000, subject to an annual increase at the discretion of the Board. In addition, Mr. Kasmoch was eligible for an annual cash bonus in an amount to be determined, and otherwise subject to the discretion of, the Board. Generally, Mr. Kasmoch's employment agreement may have been terminated by us with or without cause or by the Employee for any reason. If the agreement was terminated by us without cause (other than by reason of the death or disability of Mr. Kasmoch), Mr. Kasmoch would have continued to receive his base salary then in effect for the period between the termination date and the expiration date of the agreement. If the agreement was terminated for any other reason by either party, Mr. Kasmoch was entitled to receive his base salary through the effective date of the termination plus any bonus or incentive compensation which had been earned or payable through the termination date, as provided for in the agreement. A copy of Mr. Kasmoch's employment agreement was attached to a Form 8-K as Exhibit 10.1, filed by us on March 12, 2007.

     Effective April 2, 2008, we entered into a first amendment to the employment agreement with Mr. Kasmoch. The amendment extended the term of Mr. Kasmoch's employment agreement for an additional two years. As a result, the term of Mr. Kasmoch's employment agreement was set to expire on February 12, 2011, instead of February 12, 2009 as provided for in the original employment agreement. A copy of the amendment to Mr. Kasmoch's employment agreement was attached to a Form 8-K as Exhibit 10.1, filed by us on April 7, 2008.

     Effective March 17, 2010, we entered into a new Employment Agreement (the "Agreement") with Mr. Kasmoch commencing February 26, 2010. The Agreement is for a five-year term commencing on February 26, 2010 and provides for automatic renewal of successive one-year terms unless notice is provided ninety (90) days prior to the expiration of the then current term. The agreement provides that Mr. Kasmoch is to receive an annual base salary of $150,000, subject to annual increase at the discretion of our Board of Directors. In addition, Mr. Kasmoch is eligible for an annual cash bonus in an amount to be determined, and otherwise subject to the discretion of the Board of Directors. Under the agreement, this determination is to be based upon the Board of Directors review of Mr. Kasmoch's performance. The Agreement also provides for a stock option grant of 470,000 options that vest over a five year period, pursuant to the Second Amended and Restated 2004 Stock Option Plan. While employed with the Company, the Agreement allows Mr. Kasmoch to engage in other limited business activities that are not competitive with and do not involve the Company, subject to the prior disclosure to the Company's Audit Committee. The Employment Agreement permits Mr. Kasmoch to terminate his employment in the event of a change of control or certain enumerated material breaches thereof by the Company. A copy of this employment agreement was attached to a Form 8-K as
Exhibit  10.1,  filed  by  us  on  March  19,  2010.

     In June 2007, we executed an employment agreement with Robert W. Bohmer as our Vice-President of Business Development and General Counsel, which commenced July 1, 2007. Mr. Bohmer's agreement was for a two-year term at $150,000 per year plus a stock option grant of 100,000 shares. In addition, Mr. Bohmer was eligible for an annual cash bonus in an amount to be determined. Generally, the agreement may have been terminated by us with or without cause or by the Employee for any reason. A copy of Mr. Bohmer's employment agreement was attached to a Form 8-K as Exhibit 10.1, filed by us on June 20, 2007.

     Effective June 19, 2008, we entered into a first amendment to the employment agreement with Mr. Bohmer. The amendment extended the term of Mr. Bohmer's employment agreement for an additional two years. As a result, the term of Mr. Bohmer's employment agreement was set to expire on July 1, 2011, instead of July 1, 2009 as provided for in the original employment agreement. Except for the extension of the term, there were no other changes to Mr. Bohmer's employment agreement. A copy of the amendment to Mr. Bohmer's employment agreement was attached to a Form 8-K as Exhibit 10.1, filed by us on June 20, 2008.

     Effective March 17, 2010, we entered into a new Employment Agreement (the "Agreement") with Mr. Bohmer as our Executive Vice President and General Counsel, commencing February 26, 2010. The Agreement is for a five-year term commencing on February 26, 2010 and provides for automatic renewal of successive one-year terms unless notice is provided ninety (90) days prior to the expiration of the then current term. The Agreement provides that Mr. Bohmer is to receive an annual base salary of $150,000, subject to an annual increase at the discretion of our Board of Directors. In addition, Mr. Bohmer is eligible for an annual cash bonus in an amount to be determined, and otherwise subject to the discretion of the Board of Directors. Under the agreement, this determination is to be based upon the President/Chief Executive Officer's and Board of Directors review of Mr. Bohmer's performance. The Agreement also provides for a stock option grant of 320,000 options that vest over a five year period, pursuant to the Second Amended and Restated 2004 Stock Option Plan. While employed with the Company, the Agreement allows Mr. Bohmer to engage in other limited business activities that are not competitive with and do not involve the Company, subject to the prior disclosure to the Company's Audit Committee. The Employment Agreement permits Mr. Bohmer to terminate his employment in the event of a change of control or certain enumerated material breaches thereof by the Company. A copy of this employment agreement was attached to a Form 8-K as Exhibit 10.1, filed by us on March 19, 2010.

     Effective March 17, 2010, we entered into an Employment Agreement (the "Agreement") with James K. McHugh to serve as the Company's Chief Financial Officer commencing February 26, 2010. The Agreement is for a five-year term commencing on February 26, 2010 and provides for automatic renewal of successive one-year terms unless notice is provided ninety (90) days prior to the expiration of the then current term. The agreement provides that Mr. McHugh is to receive an annual base salary of $125,000, subject to annual increase at the discretion of the Board of Directors of the Company. In addition, Mr. McHugh is eligible for an annual cash bonus in an amount to be determined, and otherwise subject to the discretion of, the Board of Directors. Under the agreement, this determination is to be based upon the President/Chief Executive Officer's and Board of Directors review of Mr. McHugh's performance. The Agreement also provides for a stock option grant of 100,000 shares that vest over a five year period, pursuant to the Second Amended and Restated 2004 Stock Option Plan. While employed with the Company, the Agreement allows Mr. McHugh to engage in other limited business activities that are not competitive with and do not involve the Company, subject to the prior disclosure to the Company's Audit Committee. The Employment Agreement permits Mr. McHugh to terminate his employment in the event of a change of control or certain enumerated material breaches thereof by the Company. A copy of this employment agreement was attached to a Form 8-K as Exhibit 10.1, filed by us on March 19, 2010.


EQUITY  COMPENSATION  PLAN  INFORMATION

     We maintain two stock option plans for directors, executive officers and key employees. The current plan was approved by the stockholders in May 2004 and was amended by the stockholders in June 2008 and August 2009. The plan, as amended, authorizes the Board of Directors or a committee thereof, to grant awards of incentive stock options and non-qualified stock options for up to a maximum of 2,500,000 shares of Common Stock. The total number of options granted and outstanding as of May 24, 2010 was 2,193,550, and the number of options available for future issuance was 76,675. Currently, the plan is administered by the Compensation Committee.


THE FOLLOWING REPORTS OF THE AUDIT COMMITTEE AND THE COMPENSATION COMMITTEE SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE INCORPORATED BY REFERENCE IN ANY PREVIOUS OR FUTURE DOCUMENTS FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT THE COMPANY EXPRESSLY INCORPORATES SAID REPORTS BY REFERENCE IN ANY SUCH DOCUMENT.

                         COMPENSATION COMMITTEE REPORT

     The following report was prepared by Thomas L. Kovacik, James H. Hartung and Joan B. Wills as members of our Compensation Committee.

          The compensation of our executive officers is determined by the Compensation Committee of the Board.

          The Compensation Committee's philosophy is to provide competitive forms and levels of compensation compared to industrial companies of similar size and business area. This philosophy is intended to assist us in attracting, retaining and motivating executives with superior leadership and management abilities. Consistent with this philosophy, the Compensation Committee determines a total compensation structure for each officer, consisting primarily of salary, bonus and stock options. The proportions of the various elements of compensation vary among the officers depending upon their levels of responsibility.

          The Compensation Committee establishes salary recommendations to the Board at a level intended to be competitive with the average salaries of executive officers in comparable companies with adjustments made to reflect our financial health. Bonuses are intended to provide executives with an opportunity to receive additional cash compensation, but only if they earn it through individual performance and our performance.

          Long-term incentives are provided through stock options granted under our Stock Option Plan. The stock options represent an additional vehicle for aligning management's and stockholders' interest, specifically motivating executives to remain focused on the market value of the Common Stock in addition to earnings per share and return on equity goals.

          The Compensation Committee, subject to any employment agreements in effect with its executive officers, reviews and recommends to the Board for approval the salaries, bonuses and long-term incentives of our officers, including its most highly compensated executive officers. In addition, the Committee recommends to the Board the granting of stock options under our Stock Option Plan to executive officers and other selected employees, directors and to consultants, and otherwise administers our Stock Option Plan.

          With respect to compensation of Mr. Timothy R. Kasmoch, our President and Chief Executive Officer, Mr. Kasmoch's 2009 base salary was determined by his Employment Agreement with us dated February 13, 2007, which entitled him to an annual base salary of $150,000 over a period of two years. In 2008, an amendment dated April 2, 2008 to this Employment Agreement was agreed upon, effectively extending the Agreement until February 2011. In March 2010, a new employment agreement was agreed upon between the Company and Mr. Kasmoch. See "Employment Agreements."

          With respect to compensation of Mr. Robert W. Bohmer, our Vice-President of Business Development and General Counsel, Mr. Bohmer's 2009 base salary was determined by his Employment Agreement with us dated June 12, 2007, which entitled him to an annual base salary of $150,000 over a period of two years. In 2008, an amendment dated June 19, 2008 to this Employment Agreement was agreed upon, effectively extending the Agreement until July 2011. In March 2010, a new employment agreement was agreed upon between the Company and Mr. Bohmer. See "Employment Agreements."

          With respect to compensation of Mr. James K. McHugh, our Chief Financial Officer, Secretary and Treasurer, Mr. McHugh's 2009 base salary was determined by the Board of Directors as recommended by the Chief Executive Officer, which entitled him to an annual base salary of $100,000 through April 30, 2009 and $125,000 after that date, terminable at will by either party. In March, 2010, the Company and Mr. McHugh agreed to an employment agreement. See "Employment Agreements."

          The Compensation Committee is also responsible for recommending to the Board bonus amounts, if any, payable to Mr. Kasmoch, the Chief Executive Officer. Any bonuses payable will be determined by the Compensation Committee, based on the same elements and factors relating to our other Executive Officers.

          The Compensation Committee has not formulated any policy regarding qualifying compensation paid to our Executive Officers for deductibility under the limits of Section 162(m) of the Internal Revenue Code of 1986, as amended, because the Compensation Committee does not anticipate that any executive officers would receive compensation in excess of such limits in the foreseeable future.

                  Thomas  L.  Kovacik
                  James  H.  Hartung
                  Joan  B.  Wills


                             AUDIT COMMITTEE REPORT

     The following report was prepared by Joseph Scheib and Mark Hagans, as members of our Audit Committee.

          The Audit Committee oversees our financial reporting process on behalf of the Board. The Audit Committee meets with management periodically to consider the adequacy of our internal controls and the objectivity of our financial reporting. The Audit Committee discusses these matters with our independent auditors and with appropriate financial personnel and internal auditors. The Audit Committee regularly meets privately with both the independent auditors and the internal auditors, each of whom has unrestricted access to the Audit Committee, and recommend to the Board the appointment of the independent auditors and review periodically their performance and independence from management. In addition, the Audit Committee reviews our financing plans and report recommendations to the full Board for approval and to authorize action.

          Management has primary responsibility of our financial statements and the overall reporting process, including our system of internal controls. The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present our financial position, results of operations and cash flows in conformity with generally accepted accounting principles and discuss with the Audit Committee any issues they believe should be raised.

          This year, the Audit Committee reviewed our audited financial statements and met with both management and UHY LLP, our independent auditors, to discuss those financial statements. Management has represented to us that the financial statements were prepared in accordance with generally accepted accounting principles.

          The Audit Committee has received from and discussed with UHY LLP, the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items related to that firm's independence from us. The Audit Committee also discussed with UHY LLP, any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

          Based on these reviews and discussions, the Audit Committee recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2009.

                      Joseph H. Scheib
                      Mark D. Hagans


                              INDEPENDENT AUDITORS

AUDIT  FEES

     Audit services of UHY LLP ("UHY") included the audit of our annual financial statements for 2009 and 2008, and services related to quarterly filings with the SEC through the reporting period ended September 30 in each of those years. Fees for these services totaled approximately $72,000 for 2009 and $67,000 for 2008.

AUDIT  RELATED  FEES

     There were no fees billed for the years ended December 31, 2009 and December 31, 2008 for assurance and related services by UHY that are reasonably related to the performance of the audit or review of our financial statements.

TAX  FEES

     There were no fees billed for the years ended December 31, 2009 and December 31, 2008 for professional services rendered by UHY for tax compliance, tax advice, and tax planning.

ALL  OTHER  FEES

     There were no fees billed for the years ended December 31, 2009 and December 31, 2008 for assistance on accounting related matters.

     Although the Audit Committee Charter does not explicitly require it, the Audit Committee approves all engagements of outside auditors before any work is begun on the engagement.


              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     None


            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own beneficially more than ten percent (10%) of the shares of our Common Stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission, or SEC. Copies of all filed reports are required to be furnished to us pursuant to Section 16(a). Based solely on the reports received by us and on written representations from reporting persons, we believe that the current directors and executive officers complied with all applicable filing requirements during the fiscal year ended December 31, 2009, with no exceptions.


                STOCKHOLDERS' PROPOSALS FOR NEXT ANNUAL MEETING

     Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, any stockholder wishing to have a proposal considered for inclusion in our proxy solicitation material for the Annual Meeting of Stockholders to be held in 2011 must set forth such proposal in writing and file it with James K. McHugh, Chief Financial Officer, Treasurer and Corporate Secretary of the Company, no later than February 24, 2011, the date that is not less than 120 days before June 24, 2011. Further, pursuant to Rule 14a-4, if a stockholder fails to notify us of a proposal before May 10, 2011, the date that is not less than 45 days before June 24, 2010 (the approximate mailing date of this proxy statement), such notice will be considered untimely and management proxies may use their discretionary voting authority to vote on any such proposal.


                         BY  THE  ORDER  OF  THE  BOARD  OF
                         DIRECTORS

                         /s/  James  K.  McHugh
                         ----------------------
                         James  K.  McHugh
                         Chief  Financial  Officer,  Secretary  and  Treasurer

                                                                      Appendix A

                        N-VIRO INTERNATIONAL CORPORATION
                             2010 STOCK OPTION PLAN
                             ----------------------

WHEREAS, the Stockholders of N-Viro International Corporation desire to adopt a stock option plan for 2010 to be entitled the "N-Viro International Corporation 2010 Stock Option Plan" (the "Plan").
NOW,  THEREFORE,  BE  IT  RESOLVED,  that the Plan is hereby adopted as follows:

I.     PURPOSE.
       -------

          The purpose of this N-Viro International Corporation 2010 Stock Option Plan is to enable N-Viro International Corporation (the "Corporation") to attract and retain qualified officers, other key employees and Nonemployee Directors, and to provide an incentive for such officers, key employees and directors of the Corporation to expand and improve the profits and prosperity of the Corporation.

          The 2010 Stock Option Plan was approved by the Board of Directors on May 20, 2010, and is being submitted for approval by the Corporation's stockholders at the Annual Meeting of Stockholders scheduled for July 22, 2010.

II.     DEFINITIONS.
        -----------

     The  following  terms  shall  have  the  meanings  shown:

     2.1 "Administrator" shall mean the Board of Directors or, if the Board of Directors has delegated its authority to administer this Plan to a committee pursuant to Article VIII hereof, the Committee.

     2.2 "Board of Directors" shall mean the Board of Directors of the Corporation.

     2.3 "Code" shall mean the Internal Revenue Code of 1986, as the same shall be amended from time to time.

     2.4 "Committee" shall mean the Compensation Committee of the Board of Directors, or such other Committee as the Board may appoint to administer this Plan. Grants to Named Executive Officers shall be approved by the Committee only if all members of the Committee are directors who qualify as "Nonemployee Directors" of the Corporation within the meaning of Rule 16b-3 and as "outside directors" within the meaning of Treasury Regulation 1.162-27(e)(3).

     2.5 "Common Stock" shall mean the common stock, par value $.01 per share, of the Corporation, except as provided in Section 6.2 of the Plan.

     2.6 "Consultant" shall mean any individual engaged to perform services for the Corporation or any of its Subsidiaries on a regular and on-going basis who is not a common law employee of the Corporation.

     2.7 "Date of Grant" shall mean the date specified by the Administrator on which a grant of Options shall become effective. The Date of Grant shall not be earlier than the date on which the Administrator takes action with respect thereto.

     2.8 "Employee" means any person performing services for the Corporation or any Subsidiary as a common law employee. The Administrator may, in its discretion, treat any individual as an Employee for purposes of this Plan even if he or she is not employed by the Corporation, as long as he or she could properly be classified as a common law employee of the Corporation or a Subsidiary for payroll tax purposes.

     2.9 "Fair Market Value" shall mean the fair market value of a share of Common Stock of the Corporation as determined by the Administrator. For periods when the Common Stock is publicly traded, this shall be determined by reference to the average closing price for the Common Stock, as reported on any stock exchange or electronic quotation system on which the Common Stock is then traded or quoted, for the previous ten (10) trading days on which trades or quotations have been reported ending on the trading day immediately preceding the day of determination of the Fair Market Value. For periods in which fewer than 10 trades or quotations have been reported for the 30 calendar days preceding the day of determination of the Fair Market Value, the Fair Market Value may be determined by reference to an average of the closing or trading prices reported during the prior month or in such other manner as the Administrator may deem to be an appropriate method of estimating the current market value of the Common Stock as permitted under Code.

     2.10 "ISOs" shall mean stock options granted by the Corporation which are intended to qualify as incentive stock options under Section 422 of the Code.

     2.11 "Named Executive Officer" shall mean the Corporation's Chief Executive Officer and the four highest compensated officers (other than the Chief Executive Officer), as determined pursuant to the executive compensation disclosure rules of Item 402 of Regulation S-K under the Securities Exchange Act of 1934.

     2.12 "Nonemployee Director" shall mean a member of the Board of Directors who is not an employee or Consultant of the Corporation or any Subsidiary.

     2.13 "Nonstatutory Options" shall mean stock options which are not intended to qualify as ISOs.

     2.14 "Option Agreement" shall mean a written agreement between the Corporation and a Participant who has been granted Options under this Plan.

     2.15 "Option Price" shall mean, with respect to any Option, the amount designated in a Participant's Option Agreement as the price per share he or she will be required to pay to exercise the Option and acquire the shares subject to such Option. Except as otherwise provided in Section 3.3, the Option Price shall not be less than 100% of the Fair Market Value of Common Stock as of the Date of Grant.

     2.16 "Options" shall mean any rights to purchase shares of Common Stock granted pursuant to Article IV of this Plan, including both ISOs and Nonstatutory Options.

     2.17 "Participant" shall mean any current or former employee, Consultant or director of the Corporation or a Subsidiary who has been granted Options under the terms of this Plan.

     2.18 "Plan" shall mean this N-Viro International Corporation 2010 Stock Option Plan, as the same may be amended from time to time.

     2.19 "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934, as amended from time to time.

     2.20 "Subsidiary" shall mean any corporation which, on the date of determination, qualifies as a subsidiary corporation of the Corporation under
Section  425(f)  of  the  Code.

     2.21 "Ten Percent Stockholder" shall mean any Participant who at the time an ISO is granted owns (within the meaning of Section 425(d) of the Code) more than ten percent of the voting power of all classes of stock of the Corporation.


III.     ELIGIBILITY.
         -----------

     3.1     Key Employees.  The Administrator may grant Options under this Plan
             -------------
to any officer or other key employee of the Corporation or of any Subsidiary. In granting such Options and determining their form and amount, the Administrator shall give consideration to the functions and responsibilities of the individual, his or her potential contributions to profitability and sound growth of the Corporation and such other factors as the Administrator may, in its discretion, deem relevant.

          The Administrator may also grant Options to Consultants. In granting such Options and determining their form and amount, the Administrator shall consider the extent of the individual's relationship to the Corporation, his or her potential contributions to its financial success, the potential adverse accounting consequences to the Corporation of stock option grants to Consultants, and such other factors as the Administrator may, in its discretion, deem to be relevant.

     3.2     Named  Executive  Officers.  Notwithstanding  Section 3.1, no Named
             --------------------------
Executive Officer shall be granted Options unless the grant has been approved in advance by the Compensation Committee of the Board of Directors or another Committee satisfying the requirements stated in Section 2.4.

     3.3     Directors.  Members  of the Board of Directors who are employees or
             ---------
Consultants of the Corporation shall be eligible for Options under this Plan on the same terms as other officers. Other members of the Board of Directors shall be eligible for Options only to the extent specified in this Section 3.3, as it may be amended from time to time by the Board of Directors.

          (a) Each Nonemployee Director who attends at least one of the four regularly scheduled meetings of the Board for each year shall automatically be granted Nonstatutory Options to purchase 5,000 shares of Common Stock for each such meeting attended during the year. In addition, each Nonemployee Director who attends a special meeting (i.e., not a regularly scheduled meeting) of the Board shall automatically be granted Nonstatutory Options to purchase 2,500 shares of Common Stock for each special meeting of the Board attended; provided that the maximum number of shares with respect to which a Nonemployee Director may be granted Options for attending either regular or special Board meetings during any single calendar year shall be limited to 30,000 shares of Common Stock. Options granted to a Nonemployee Director for attending Board meetings shall be granted on the date of the meeting, and the Option Price for all such Options shall be equal to the Fair Market Value of the Common Stock on that date. Each such Option shall vest six (6) months after the date of grant and shall expire (if not exercised or terminated at any earlier date) on the earlier of (i) the tenth anniversary of grant and (ii) the day that is ninety
(90) days after the date of termination of the Nonemployee Director's service as a director of the Corporation, unless such event is due to the death or total and permanent disability of such Nonemployee Director, in which case such options shall terminate twelve (12) months from the date of termination of the Nonemployee Director's service as a director of the Corporation due to such death or total and permanent disability.


IV.     OPTIONS.
        -------

     4.1     Terms  and  Conditions.  The  Administrator  may,  in  its  sole
             ----------------------
discretion, from time to time grant Options to any officer, key employee or Consultant of the Corporation or any one of its Subsidiaries. The grant of an Option to an eligible officer, employee or Consultant shall be evidenced by a written Option Agreement in substantially the form approved by the Administrator. Such Option shall be subject to the following express terms and conditions and to such other terms and conditions, not inconsistent with the terms of this Plan, as the Administrator (or, in the case of a Named Executive Officer, the Compensation Committee) may deem appropriate.

          (a)     Shares  Covered.  The  Administrator shall, in its discretion,
                  ---------------
determine the number of shares of Common Stock to be covered by the Options granted to any Participant. The maximum number of shares of Common Stock with respect to which Options may be granted to any Employee during any one calendar year is 100,000 shares.

          (b)     Exercise  Period.  The  term  of each Option shall be for such
                  ----------------
period as the Administrator shall determine (except as specifically provided in Section 3.3 above), but for not more than ten years from the Date of Grant thereof. The Administrator shall also have the discretion to determine when each Option granted hereunder shall become exercisable, and to prescribe any vesting schedule limiting the exercisability of such Options as it may deem appropriate. The Administrator shall have the discretion to prescribe such vesting schedules based on achievement of corporate or individual performance targets as it may deem to be appropriate, in addition to vesting schedules based upon periods of continued employment. If no other vesting schedule is specified by the Administrator or provided pursuant to Section 3.3 above, a grant of Options shall vest and become exercisable in five (5) equal annual installments, with successive installments vesting, on the Date of Grant and the first four anniversaries of the Date of Grant.

          (c)     Option  Price.  The  Option  Price  payable  for the shares of
                  -------------
Common Stock covered by any Option shall be determined by the Administrator but shall in no event be less than the Fair Market Value of a share of Common Stock on the Date of Grant (except as specifically provided in Section 3.3 above).

          (d)     Exercise  of  Options.  A  Participant may exercise his or her
                  ---------------------
Options from time to time by written notice to the Corporation of his or her intent to exercise the Options with respect to a specified number of shares. The specified number of shares will be issued and transferred to the Participant upon receipt by the Corporation of (i) such notice and (ii) payment in full for such shares, and (iii) receipt of any payments required to satisfy the Corporation's tax withholding obligations pursuant to Article V.

          (e)     Payment  of Option Price Upon Exercise.  Each Option Agreement
                  --------------------------------------
shall provide that the Option Price for the shares with respect to which an Option is exercised shall be paid to the Corporation at the time of exercise. This payment generally must be made in the form of cash. Alternatively, if the Participant owns fewer than the lesser of either (i) 50,000 shares of the Corporation's Common Stock, or (ii) one percent (1%) of the issued and outstanding shares of Common Stock of the Corporation calculated as of the date of exercise (the "Amount Held", and, for purposes of this paragraph, the calculation of the Participant's Amount Held shall include all vested Options), the Corporation may accept as payment of the Option Price:

     (1) delivery of stock certificates for whole shares of Common Stock already owned by the Participant for at least six months (at the time of exercise), valued at their Fair Market Value on the business day immediately preceding the date of exercise;

     (2) delivery of a signed, irrevocable notice of exercise, accompanied by payment in full of the Option Price by the Participant's stockbroker and an irrevocable instruction to the Corporation to deliver the shares of Common Stock issuable upon exercise of the Option promptly to the Participant's stockbroker for the Participant's account;

     (3) an instruction to withhold as payment of the Option Price a portion of the shares of Common Stock issuable under the Option with a Fair Market Value (valued as of the business day immediately preceding the date of exercise) equal to the Option Price (provided that the amount paid in cash shall not be less than the par value of the shares issuable upon such exercise); or

     (4) any combination of the above methods equal to the total Option Price for the shares;

provided that, the Corporation may refuse to accept any such alternative method of payment of the Option Price to the extent it determines in good faith that such method of exercise would violate the federal securities laws, including
Rule 16b-3, Section 402 of the Sarbanes-Oxley Act or rules regulating margin loans.

     4.2     Effect  of  Termination  of  Employment,  Retirement, Disability or
             -------------------------------------------------------------------
Death.
------

          (a) If a Participant's employment (or other relationship, in the case of a Consultant or Director) with the Corporation is involuntarily terminated, or is terminated by the Participant without the Corporation's express consent, for any reason other than retirement, disability or death, his or her unvested Options shall terminate upon the date of the termination of employment, unless the Administrator decides, in its sole discretion, to waive this termination and causes the Participant's Option Agreement to provide for an extended exercise period after such termination.

          (b) Any Option Agreement may include such provisions as the Administrator deems advisable with respect to the Participant's right to exercise his or her vested Options subsequent to termination of employment, provided that if the Participant's Option Agreement contains no other provision on this point, the Participant's right to exercise the vested Options shall terminate ninety (90) days after the date of termination of the Participant's employment. No ISO shall be exercisable at any time more than ninety (90) days after the date of termination of employment, except as provided in Section 4.2(c) or (d).

          (c)     Option  Agreements  may  provide  for  an  extended  period of continued exercisability following the Participant's retirement or other termination with the consent of the Corporation, or subsequent to termination of the Participant's employment by reason of total and permanent disability (within the meaning of Section 22(e)(3) of the Code); provided, that, in no event shall
                                               --------
any Option be exercisable after the fixed termination date set forth in the Participant's Option Agreement pursuant to Section 4.1(b). No ISO shall be exercisable at any time subsequent to the expiration of the period of ninety
(90)  days  from  the date of termination of employment, or the period of twelve
(12) months from the date of termination of the Participant's employment (or other relationship with the Corporation) by reason of total and permanent disability, as the case may be. A termination of employment shall be considered retirement if the Participant has reached normal retirement age under the Corporation's retirement plan, or as otherwise mutually agreed by the Participant and the Administrator.

          (d) Any Option Agreement may, in the Administrator's sole discretion, provide that, in the event the Participant dies while in the employ of the Corporation (or while serving as an active Consultant), or while he or she has the right to exercise his or her Options under the preceding Sections 4.2(b) or (c), the Options may be exercised (to the extent it had become exercisable prior to the time of the Participant's death), during such period of up to one year after date of the Participant's death as the Administrator deems to be appropriate, by the personal representative of the Participant's estate, or by the person or persons to whom the Options shall have been transferred by will or by the laws of descent and distribution.

          (e) For purposes of this Section 4.2, a Participant's employment with the Corporation shall be considered to terminate on the last day for which the Participant is paid through the Corporation's payroll, unless the Administrator expressly determines that another date should be used as the date of termination of employment. The Administrator shall determine the date of termination of any Participant, based on its judgment as to when the Participant is no longer employed as a common law employee or Consultant of the Corporation or any Subsidiary. Part-time or non-exclusive employment by the Corporation may be considered employment by the Corporation as long as the Participant is treated as an Employee for purposes of FICA and payroll taxes, as shall employment by a Subsidiary. In addition, the Administrator shall have full discretion to determine whether a Participant's reduction in hours, medical or disability leave, FMLA leave, absence on military or government service, or other authorized leave of absence, shall constitute a termination of employment for purposes of this Plan. Any such determination of the Administrator shall be final and conclusive, unless overruled by the Board of Directors.

     4.3     Designation  of  Options  as  Incentive  Stock  Options.  The
             -------------------------------------------------------
Administrator may, in its discretion, specify that any Options granted to a Participant who is an employee of the Corporation or any Subsidiary shall be ISOs qualifying under Code Section 422. Each Option Agreement which provides for the grant of ISOs shall designate that such Options are intended to qualify as ISOs. Each provision of the Plan and of each Option Agreement relating to an Option designated as an ISO shall be construed so that such Option qualifies as an ISO, and any provision that cannot be so construed shall be disregarded. Options not otherwise designated shall be Nonstatutory Options.

          Any Options granted under this Plan which are designated as ISOs shall comply with the following additional requirements:

          (a) The aggregate Fair Market Value (determined at the time an ISO is granted) of the shares of Common Stock (together with all other stock of the Corporation and all stock of any Subsidiary) with respect to which the ISOs may first become exercisable by an individual Participant during any calendar year, under all stock option plans of the Corporation (or any Subsidiaries) shall not exceed $100,000. To the extent this limitation would otherwise be exceeded, the Option shall be deemed to consist of an ISO for the maximum number of shares which may be covered by ISOs pursuant to the preceding sentence, and a Nonstatutory Option for the remaining shares subject to the Option.

          (b) The Option Price payable upon the exercise of an ISO shall not be less than the Fair Market Value of a share of Common Stock on the Date of Grant; except as otherwise provided in Section 4.3(c) below.

          (c) In the case of an ISO granted to a Participant who is a Ten Percent Stockholder, the period of the Option shall not exceed five years from the Date of Grant, and the Option Price shall not be less than 110 percent of the Fair Market Value of Common Stock on the Date of Grant.

          (d) The maximum term of any ISO shall be ten years, except that the maximum term of any ISO granted to a Ten Percent Stockholder shall be five years.

          (e) No ISO granted under this Plan shall be assignable or transferable by the Participant, except by will or by the laws of descent and distribution. During the life of the Participant, any ISO shall be exercisable only by the Participant.

          (f) Any ISO granted under the Plan shall terminate no more than 90 days after termination of the Participant's employment as an Employee or one (1) year after termination of the Participant's employment as an Employee or after the date of any termination of employment by reason of the Participant's death or disability.

          (g)     ISOs  shall  only  be  granted  to  Employees  of the Company.

     4.4     Authority  toMake  Adjustments.     The Administrator may make such
             ------------------------------
adjustments to the terms of such Options as it may deem necessary or appropriate in connection therewith, including amending the Option Agreement to recognize that all or a portion of the Options no longer qualify as ISOs under Section 4.3.

     4.5     Non-Assignability.  Options granted under this Plan shall generally
             -----------------
not be assignable or transferable by the Participant, except by will or by the laws of descent and distribution, or as described in the next paragraph.

          Notwithstanding the foregoing, the Administrator may, in its discretion, permit a Participant to transfer all or a portion of his or her Options to members of his or her immediate family, to trusts for the benefit of members of his immediate family, or to family partnerships or limited liability companies in which immediate family members are the only partners, provided that the Participant may receive no consideration for such transfers, and that such Options shall still be subject to termination in accordance with Section 4.2 above in the hands of the transferee.

     4.6     Covenants  Not  to  Compete.  The  Administrator  may,  in  its
             ---------------------------
discretion, condition any Option granted to an Employee, Consultant or director on such Participant's agreement to enter into such covenant not to compete with the Corporation as the Administrator may deem to be desirable. Such covenant not to compete shall be set forth in the Participant's Option Agreement, and the Option Agreement shall provide that the Option shall be forfeited immediately, whether otherwise vested or not, if the Administrator determines that the Participant has violated his or her covenant not to compete. In addition, in the Administrator's discretion, the Participant's Option Agreement may also provide that if the Participant breaches his or her covenant not to compete, the Corporation shall have the right to repurchase any shares of Common Stock previously issued to the Participant pursuant to an exercise of the Option, at a repurchase price equal to the Option Price paid by the Participant.


V.     TAX  WITHHOLDING.
       ----------------

     5.1     Withholding  Taxes.   The  Corporation  shall  have  the  right  to
             ------------------
require Participants who are employees to remit to the Corporation an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any shares of Common Stock under the Plan. If a Participant sells, transfers, assigns or otherwise disposes of shares of Common Stock acquired upon the exercise of an ISO within two (2) years after the date on which the ISO was granted or within one (1) year after the receipt of the shares of Common Stock by the Participant, the Participant shall promptly notify the Corporation of such disposition and the Corporation shall have the right to require the Participant to remit to the Corporation the amount necessary to satisfy any federal, state and local tax withholding requirements imposed on the Corporation by reason of such disposition.

     5.2     Methods  of Withholding.  Amounts which the Corporation is entitled
             -----------------------
to withhold pursuant to Section 5.1, may, at the election of the Participant and with the approval of the Administrator, be (i) paid in cash by the Participant,
(ii) withheld from the Participant's salary or other compensation payable by the Corporation, or (iii) withheld in the form of shares of Common Stock otherwise issuable to the Participant upon exercise of an Option that have a Fair Market Value on the date on which the amount of tax to be withheld is determined (the "Tax Date") not less than the minimum amount of tax the Corporation is required to withhold, or (iv) paid by means of the Participant's delivery to the Corporation of shares of Common Stock already held by the Participant that have a Fair Market Value on the Tax Date not greater than the minimum amount of tax the Corporation is required to withhold, or (v) in any other form mutually satisfactory to the Administrator and the Participant, provided that any such method of satisfying the Participant's obligation does not violate any federal or state law, including Section 402 of the Sarbanes-Oxley Act. A Participant's election to have shares of Common Stock withheld that are otherwise issuable shall be in writing, shall be irrevocable upon approval by the Administrator, and shall be delivered to the Corporation prior to the Tax Date with respect to the exercise of an Option.

VI.     AGGREGATE  LIMITATION  ON  SHARES  OF  COMMON  STOCK.
        ----------------------------------------------------

     6.1     Number of Shares of Common Stock.  Shares of Common Stock which may
             --------------------------------
be issued pursuant to Options granted under the Plan may be either authorized and unissued shares of Common Stock or of Common Stock held by the Corporation as treasury stock. The number of shares of Common Stock which may be issued under this Plan shall not exceed a total of 5,000,000 shares of Common Stock, subject to such adjustments as may be made pursuant to Section 6.2. Further, the Options granted to all Participants during a single calendar year shall be limited so that such Options shall in no event cover more than a maximum of 500,000 shares of Common Stock (subject to such adjustments as may be made pursuant to Section 6.2).

          For purposes of this Section 6.1, upon the exercise of an Option, the number of shares of Common Stock available for future issuance under the Plan shall be reduced by the number of shares actually issued to the Participant, exclusive of any shares withheld for payment of taxes.

          Any shares of Common Stock subject to an Option which for any reason is cancelled, terminates unexercised or expires shall again be available for issuance under the Plan.

     6.2     Adjustments  of  Stock.  The  Administrator  shall  proportionately
             ----------------------
adjust the number of shares of Common Stock which may be issued under this Plan, the number of shares of Common Stock subject to Options theretofore granted under this Plan and the Option Price of such Options, in the event of any change or changes in the outstanding Common Stock of the Corporation by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or any similar transaction, and make any and all other adjustments deemed appropriate by the Administrator to prevent substantial dilution or enlargement of the rights granted to any Participant.

          New option rights may be substituted for the Options granted under the Plan, or the Corporation's duties as to Options outstanding under the Plan may be assumed by another corporation or by a parent or subsidiary (within the meaning of Section 425 of the Code) of such other corporation, in connection with any merger, consolidation, acquisition, separation, reorganization, liquidation or like occurrence in which the Corporation is involved. In the event of such substitution or assumption, the term Common Stock shall thereafter include the stock of the corporation granting such new option rights or assuming the Corporation's duties as to such Option.

     6.3     Dissolution  or  Merger.  Upon  dissolution  or  liquidation of the
             ------------------------
Corporation, or upon a merger or consolidation in which the Corporation is not the surviving corporation, all Options outstanding under the Plan shall terminate; provided, however, that each Participant (and each other person entitled under this Plan to exercise an Option) shall have the right, immediately prior to such dissolution or liquidation, or such merger or consolidation, to exercise such Participant's Options in whole or in part, but only to the extent that such Options are otherwise exercisable under the terms of the Plan.


VII.     MISCELLANEOUS.
         -------------

     7.1     General  Restriction.  Any  Option granted under this Plan shall be
             --------------------
subject to the requirement that, if at any time the Board of Directors shall determine that any registration of the shares of Common Stock, or any consent or approval of any governmental body, or any other agreement or consent, is necessary as a condition of the granting of an Option, or the issuance of Common Stock in satisfaction thereof, such Option or Common Stock will not be issued or delivered until such requirement is satisfied in a manner acceptable to the Administrator.

     7.2     Investment  Representation.  If the Administrator determines that a
             --------------------------
written representation is necessary in order to secure an exemption from registration under the Securities Act of 1933, the Administrator may demand that the Participant deliver to the Corporation at the time of any exercise of any Option, any written representation that Administrator determines to be necessary or appropriate for such purpose, including but not limited to a representation that the shares to be issued are to be acquired for investment and not for resale or with a view to the distribution thereof. If the Administrator makes such a demand, delivery of a written representation satisfactory to the Administrator shall be a condition precedent to the right of the Participant to acquire such shares of Common Stock.

     7.3     No  Right  to Employment.  Nothing in this Plan or in any agreement
             ------------------------
entered into pursuant to it shall confer upon any participating employee the right to continue in the employment of the Corporation or affect any right which the Corporation may have to terminate the employment of such participating employee.

     7.4     Non-Uniform  Determinations.  The  Administrator's  determinations
             ---------------------------
under this Plan (including, without limitation, its determinations of the persons to receive Options, the form, amount and timing of such awards and the terms and provisions of such awards) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, awards under this Plan, whether or not such Participants are similarly situated.

     7.5     No Rights as Stockholders.  Participants granted Options under this
             -------------------------
Plan shall have no rights as stockholders of the Corporation as applicable with respect thereto unless and until certificates for shares of Common Stock are issued to them.

     7.6     Transfer  Restrictions.  The Administrator's may determine that any
             ----------------------
Common Stock to be issued by the Corporation upon the exercise of Options shall be subject to such further restrictions upon transfer as the Administrator determines to be appropriate.

     7.7     Fractional  Shares.  The Corporation shall not be required to issue
             ------------------
any fractional Common Shares pursuant to this Plan. The Administrator may provide for the elimination of fractions or for the settlement thereof in cash.


VIII.     ADMINISTRATION.
          --------------

          (a) The Plan shall be administered by the Board of Directors unless the Board has delegated its authority to a Committee consisting of such members as may be appointed by the Board of Directors from time to time. Notwithstanding the preceding sentence, the Board of Directors may delegate its authority with respect to Named Executive Officers only to the Compensation Committee. With respect to other Participants, the members of the Committee need not be members of the Board of Directors, and shall serve at the pleasure of the Board of Directors.

          (b) Except as provided in Section 3.2, the Committee shall have the authority, in its sole discretion, from time to time: (i) to grant Options, to officers, key employees, and Consultants of the Company, as provided for in this Plan; (ii) to prescribe such limitations, restrictions and conditions upon any such awards as the Committee shall deem appropriate; (iii) to determine the periods during which Options may be exercised as it may deem appropriate; (iv) to modify, cancel, or replace any prior Options and to amend the relevant Option Agreements with the consent of the affected Participants, including amending such agreements to amend vesting schedules, extend exercise periods or increase or decrease the Option Price for Options, as it may deem to be necessary; and
(v) to interpret the Plan, to adopt, amend and rescind rules and regulations relating to the Plan, and to make all other determinations and to take all other action necessary or advisable for the imple-mentation and administration of the Plan. With respect to any Named Executive Officer, this authority shall be transferred to the Compensation Committee, or may be exercised by the Board of Directors subject to the condition that the express approval of the Compensation Committee must be obtained.

          (c) All actions taken by the Board of Directors or Committee shall be final, conclusive and binding upon any eligible employee. No member of the Board of Directors or Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any award thereunder.

          (d) Each member of the Committee shall be entitled, in good faith, to rely or act upon any report or other information furnished to him or her by any officer or other employee of the Corporation or any Subsidiary, the Corporation's independent certified public accountants, or any executive compensation consultant, counsel, or other professional retained by the Corporation to assist in the administration of the Plan. No member of the Board of Directors or the Committee shall be liable for any action or determination made by him or her in good faith.


IX.     AMENDMENT  AND  TERMINATION.
        ---------------------------

     9.1     Amendment  or  Termination of the Plan.  The Board of Directors may
             --------------------------------------
at any time terminate this Plan or any part thereof and may from time to time amend this Plan as it may deem advisable; provided, however the Board of Directors shall obtain stockholder approval of any amendment for which stockholder approval is required under Section 422 of the Code, or the stockholder approval requirements imposed on the Corporation by the listing rules of any stock exchange on which the Common Stock is listed. The termination or amendment of this Plan shall not, without the consent of the Participant, affect such Participant's rights under an award previously granted.

     9.2     Term  of  Plan.  Unless  previously  terminated pursuant to Section
             --------------
9.1, the Plan shall terminate on the tenth anniversary of the Plan's original effective date, and no Options may be granted on or after such date.

                                                                      Appendix B

                            CERTIFICATE OF AMENDMENT
                                       TO
                           THIRD AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                        N-VIRO INTERNATIONAL CORPORATION

                            (a Delaware corporation)

     N-Viro International Corporation, a Delaware corporation (the "Corporation"), does hereby certify:

     First:   The  original  name  of  the  Corporation  is N-Viro International
Corporation.

     Second: The date on which the Corporation's original Certificate of Incorporation was filed with the Delaware Secretary of State is April 29, 1993.

     Third: The Board of Directors of the Corporation, acting in accordance with Sections 141(f) and 242 of the General Corporation Law of the State of Delaware, adopted resolutions to amend the first paragraph of ARTICLE FOUR of the Third Amended and Restated Certificate of Incorporation of the Corporation to read in its entirety as follows:

     The total number of all classes of stock which the Corporation shall have authority to issue is thirty-seven million (37,000,000) shares, of which two million (2,000,000) shares, designated as Preferred Stock, shall have a par value of One Cent ($.01) per share (the "Preferred Stock"), and thirty-five million (35,000,000) shares, designated as Common Stock, shall have a par value of One Cent ($.01) per share (the "Common Stock").

     Fourth: Thereafter pursuant to a resolution of the Board of Directors this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted in accordance with the provisions of
Section  242  of  the  General  Corporation  Law  of  the  State  of  Delaware.

     Fifth:   All other provisions of the Third Amended and Restated Certificate of  Incorporation  shall  remain  in  full  force  and  effect.

     I, James K. McHugh, being the Chief Financial Officer, Secretary and Treasurer of the Corporation, do hereby declare and certify that the foregoing
Amendment to Third Amended and Restated Certificate of Incorporation was duly adopted in accordance with DGCL Sections 103, 242 and 245, at the Annual Meeting
of  Stockholders of the Corporation held on          , 2010, and I further state
                                            ---------
that the execution of the Amendment to Third Amended and Restated Certificate of Incorporation is my own act and deed and that the facts herein stated are true,
and  accordingly  I  have  hereunto set my hand this      day of               ,
                                                     ----        --------------
2010.

     By: _________________________________________
          James K. McHugh, Chief Financial Officer,
          Secretary and Treasurer

                                                                      Appendix C

[N-Viro International Corporation logo]
c/o Corporate Election Services
P. O. Box 1150
Pittsburgh, PA  15230

--------------------------------------------------------------------------------
VOTE BY TELEPHONE
--------------------------------------------------------------------------------
Have your proxy card available when you call Toll-Free 1-888-693-8683 using a touch-tone phone and follow the simple instructions to record your vote.


--------------------------------------------------------------------------------
VOTE  BY  INTERNET
--------------------------------------------------------------------------------
Have your proxy card available when you access the website www.cesvote.com and follow the simple instructions to record your vote.


--------------------------------------------------------------------------------
VOTE  BY  MAIL
--------------------------------------------------------------------------------
Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: Corporate Election Services, P.O. Box 1150, Pittsburgh PA 15230-1150.


        Vote by Telephone        Vote by Internet            Vote by Mail
     -----------------------   ----------------------    -------------------
     Call Toll-Free using a    Access the Website and      Return your proxy
       touch-tone telephone:       cast your vote:        in the postage-paid
          1-888-693-8683          www.cesvote.com          envelope provided

                       Vote 24 hours a day, 7 days a week!
  If you vote by telephone or internet, please do not send your proxy by mail.

                          [Graphic Omitted]

                   Proxy card must be signed and dated below.
            Please fold and detach card at perforation before mailing.
--------------------------------------------------------------------------------


[N-Viro International Corporation logo]

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL
              MEETING OF STOCKHOLDERS TO BE HELD ON JULY 22, 2010.

Revoking all prior proxies, the undersigned, a stockholder of N-VIRO INTERNATIONAL CORPORATION (the "Company"), hereby appoints Timothy R. Kasmoch and James K. McHugh, and each of them, attorneys and agents of the undersigned, with full power of substitution to vote all shares of the Common Stock, par value $.01 per share (the "Common Stock"), of the undersigned in the Company at the Annual Meeting of Stockholders of the Company to be held at Brandywine
Country Club, 6904 Salisbury Road, Maumee, Ohio, 43537, on July 22, 2010 at 10:30 a.m., local time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated on the reverse. In their discretion, the proxies are authorized to vote upon any other matters which may properly come before the meeting or any adjournment thereof.
Dated:                    ,  2010
       ------------------

--------------------------
Signature

--------------------------
Signature


Please sign exactly as your name appears to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                   PROXY CARD MUST BE SIGNED AND DATED BELOW.
           PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------

N-VIRO  INTERNATIONAL  CORPORATION                                         PROXY

THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS CLASS II DIRECTORS AND FOR PROPOSALS 2 THROUGH 4.


1. To elect three Class II directors to serve for a term of two years and until their successors are elected and qualified:

     Nominees:
       1.     James  H.  Hartung        FOR              AGAINST      ABSTAIN
       2.     Timothy  R.  Kasmoch      FOR              AGAINST      ABSTAIN
       3.     Thomas  L.  Kovacik       FOR              AGAINST      ABSTAIN


2. To approve the creation of the N-Viro International Corporation 2010 Stock Option Plan.

                  FOR           AGAINST           ABSTAIN


3. To approve an amendment to our Third Amended and Restated Certificate of Incorporation to increase the authorized shares of Common Stock.

                  FOR           AGAINST           ABSTAIN


4. To ratify the appointment of UHY LLP as independent auditors for the Company for 2010.

                  FOR           AGAINST           ABSTAIN


5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.


____ PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING

           Continued and to be signed and dated on the reverse side.